Registration  Nos.  333-17963
 -----------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 3

                                       TO

                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

A.  Cova  Variable  Life  Account  One
    (Exact  Name  of  Trust)

B.  Cova  Financial  Services  Life  Insurance  Company
    (Name  of  Depositor)

C.  One  Tower  Lane,  Suite  3000
    Oakbrook  Terrace,  Illinois  60181-4644
    (Complete  address  of  depositor's  principal  executive  offices)

D.  Name  and  complete  address  of  agent  for  service:
    Lorry  J.  Stensrud,  President
    Cova  Financial  Services  Life  Insurance  Company
    One  Tower  Lane,  Suite  3000
    Oakbrook  Terrace,  Illinois  60181-4644
    (800)  523-1661

    Copies  to:

    Judith A. Hasenauer                and  Frances S. Cook
    Blazzard, Grodd & Hasenauer, P.C.       First Vice President and
    P.O. Box 5108                           Associate Counsel
    Westport, CT 06881                      Cova Financial Services
    (203) 226-7866                          Life Insurance Company
                                            One Tower Lane, Suite 3000
                                            Oakbrook Terrace, IL 60181-4644

    It is proposed that this filing will become effective (check appropriate box):

         _____  immediately upon filing pursuant to paragraph (b), or
         __X__  on May 1, 1999 pursuant to paragraph (b), or
         _____  60 days after filing pursuant to paragraph (a)(1), or
         _____  on (date) pursuant to paragraph (a)(1) of Rule 485.

    If appropriate, check the following:

         _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E. Modified Single Premium Variable Life Insurance Policies (Title and amount of securities being registered)

F. Proposed maximum aggregate offering price to the public of the securities being registered:

    Continuous  offering

G.  Amount  of  Filing  Fee:  Not  Applicable

H.  Approximate date of proposed public offering:

         _____ Check box if it is proposed that this filing will become effective on (date) and (time) pursuant to Rule 487.



                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 Item   Caption in Prospectus
------------  ------------------------------
1             The Variable Insurance Policy

2             Other Information; The Company

3             Not Applicable

4             Other Information

5             The Separate Account

6(a)          Not Applicable
 (b)          Not Applicable

7             Not Applicable

8             Not Applicable

9             Legal Proceedings

10            Purchases

11            Investment Options

12            Investment Options

13            Expenses

14            Purchases

15            Purchases

16            Investment Options

17            Access to Your Money

18            Access to Your Money

19            Reports to Owners

20            Not Applicable

21            Access to Your Money

22            Not Applicable

23            Not Applicable

24            Ownership

25            The Company

26            Expenses

27            The Company

28            The Company

29            The Company

30            The Company

31            Not Applicable

32            Not Applicable

33            Not Applicable

34            Not Applicable

35            The Company; Other Information

36            Not Applicable

37            Not Applicable

38            Other Information

39            Other Information

40            Not Applicable

41            Not Applicable

42            Not Applicable

43            Not Applicable

44            Purchases

45            Other Information

46            Access to Your Money

47            Not Applicable

48            Not Applicable

49            Not Applicable

50            Not Applicable

51            The Company; Purchases

52            Investment Options

53            The Separate Account

54            Not Applicable

55            Not Applicable

56            Not Applicable

57            Not Applicable

58            Not Applicable

59            Financial Statements






THE MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

issued by

COVA VARIABLE LIFE ACCOUNT ONE

AND

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY

This prospectus describes the Modified Single Premium Variable Life Insurance Policy (Policy) offered by Cova Financial Services Life Insurance Company
(Cova).

The Policy has been designed to be used for estate and retirement planning and other insurance needs of individuals.

The Policy offers you eighteen (18) investment portfolios listed below. The investment portfolios are part of Cova Series Trust, General American Capital Company, Templeton Variable Products Series Fund and AIM Variable Insurance Funds, Inc. When you buy a Policy, you bear the complete investment risk. Your Account Value and, under certain circumstances, the death benefit under the Policy may increase or decrease or the duration of the death benefit may vary depending on the investment experience of the investment portfolio(s) you select.

  COVA SERIES TRUST:

       MANAGED BY J.P. MORGAN
       INVESTMENT MANAGEMENT INC.
           Select Equity
           Small Cap Stock
           Large Cap Stock
           International Equity
           Quality Bond

       MANAGED BY LORD, ABBETT & CO.
           Bond Debenture
           Mid-Cap Value
           Large Cap Research
           Developing Growth
           Lord Abbett Growth and Income

GENERAL AMERICAN CAPITAL COMPANY:

       MANAGED BY CONNING ASSET
       MANAGEMENT COMPANY

           Money Market

TEMPLETON VARIABLE PRODUCTS SERIES FUND, CLASS 1 SHARES
      MANAGED BY FRANKLIN ADVISERS, INC.
          Franklin Growth Investments
          Franklin Small Cap Investments

      MANAGED BY TEMPLETON INVESTMENT COUNSEL, INC.
          Templeton Bond
          Templeton International
          Templeton Stock

AIM VARIABLE INSURANCE FUNDS, INC.:
     MANAGED BY A I M ADVISORS, INC.
          AIM V.I. Capital Appreciation
          AIM V.I. Value

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the Cova Modified Single Premium Variable Life Insurance Policy. The SEC maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding companies that file electronically with the SEC.

The Policies:

* are not bank deposits
* are not federally insured
* are not endorsed by any bank or government agency
* are not guaranteed and may be subject to loss of principal

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

May 1, 1999.




TABLE OF CONTENTS                                         Page

  SPECIAL TERMS

  SUMMARY

  PART I

  1. THE VARIABLE LIFE INSURANCE POLICY

  2. PURCHASES
     Premiums
     Application for a Policy
     Allocation of Premiums
     Grace Period
     Accumulation Unit Values

  3. INVESTMENT OPTIONS
     Cova Series Trust
     General American Capital Company
     Templeton Variable Products Series Fund
     AIM Variable Insurance Funds, Inc.
     Transfers
     Dollar Cost Averaging Program
     Automatic Rebalancing Program
     Approved Asset Allocation Program
     Substitution

  4. EXPENSES
     Insurance Charges
        Mortality and Expense Risk Charge
        Administrative Charge
        Tax Expense Charge
        Cost of Insurance Charge
     Annual Policy Maintenance Fee
     Annual Withdrawal Amount
     Surrender Charge
     Nursing Home Waiver
     Deferred Premium Tax Charge
     Transfer Fee
     Taxes
     Investment Portfolio Expenses

  5. DEATH BENEFIT
     Accelerated Death Benefit
     Joint Lives

  6. TAXES
     Life Insurance in General
     Taking Money Out of Your Policy
     Diversification

  7. ACCESS TO YOUR MONEY
     Loans
        Loan Amount
        Loan Account
        Loan Interest
        Interest Credited
        Preferred Loan
        Effect of Loan
        Loan Repayments
      Total Surrender
      Partial Surrenders
      Termination of the Policy
      Reinstatement

 8. OTHER INFORMATION
      Cova
      Year 2000
      The Separate Account
      Distributor
      Suspension of Payments or Transfers
      Ownership
         Owner
         Joint Owner
         Beneficiary
         Assignment

 PART II
      Cova
      Executive Officers and Directors of Cova
      Voting
         Disregard of Voting Instructions
      The Separate Account
      Legal Opinions
      Reduction or Elimination of Surrender Charge
      Misstatement of Age or Sex
      Cova's Right to Contest
      Settlement Options
      Tax Status
         Introduction
         Diversification
         Tax Treatment of the Policy
         Policy Proceeds
         Joint Lives
         Tax Treatment of Loans and Surrenders
         Multiple Policies
         Tax Treatment of Assignments
         Qualified Plans
      Income Tax Withholding
      Reports to Owners
      Legal Proceedings
      Experts
      Financial Statements

 APPENDIX A

 Illustration of Policy Values


SPECIAL TERMS

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Policy, however, certain technical words or terms are unavoidable and need an explanation. We have identified some of those words or terms. For several of these terms we have provided a definition. For the remainder, we believe that you will find an adequate discussion in the text. For those terms, we have identified them in the text in italic and the page number that is indicated below is where we believe you will find the best explanation for the word or term.

ACCOUNT VALUE -- The total value of your Policy. It is equal to the sum of the Policy values allocated to the investment portfolios and the Policy values allocated to the loan account.

ACCUMULATION UNIT -- An accounting unit used to calculate Policy values when they are allocated to the investment portfolios.

CASH VALUE -- Your Policy's Account Value less any surrender charge and less any deferred premium tax charge and less any policy maintenance fee.

CASH SURRENDER VALUE -- Your Policy's Cash Value less any outstanding loans and accrued loan interest.

COVERAGE AMOUNT -- It is the difference between the death benefit and the Account Value.

FACE AMOUNT -- The amount of coverage that you have chosen (unless later reduced by a partial surrender) and which will be used to determine the death benefit.

MAXIMUM PREMIUM LIMIT -- This is the maximum amount of premium that Cova will accept under a Policy. We can also refer to this as MPL. Cova's MPL has been designed not to exceed the maximum premium allowed under the Internal Revenue Code for a specified Face Amount of insurance for a given age.

POLICY DATE, POLICY ANNIVERSARY, POLICY YEAR -- The Policy Date is the day your premium was initially invested in the Money Market Fund which may be before we actually issue the Policy. It is the date from which Policy Anniversaries and Policy Years are determined.

                                                      Page
Annual Withdrawal Amount............................
Beneficiary.........................................
Business Day........................................
Death Benefit ......................................
Insured............................................
Investment Portfolio...............................
Issue Date.........................................
Joint Owner........................................
Loan Account.......................................
Monthly Deduction..................................
Owner..............................................
Net Death Benefit or Death Proceeds................
Premium............................................
Processing Date....................................
Right to Examine Period............................
Surrender Charge...................................

SUMMARY

The prospectus is divided into three sections:

  * Summary,
  * Part I, and
  * Part II

The sections in this Summary correspond to sections in Part I of this prospectus which discuss the topics in more detail. Even more detailed information is contained in Part II.

1.   THE VARIABLE LIFE INSURANCE POLICY

The variable life insurance policy offered by Cova is a contract between you, the owner, and Cova, an insurance company.

The Policy provides for the payment of death proceeds to your selected beneficiary upon the death of the insured. The death proceeds are free from federal income taxes. The Policy can be used:

  * as part of your  estate  planning, or

  * to save for retirement.

The insured is the person whose life is insured under the Policy. The insured can be the same as the owner but does not have to be.

You can choose among eighteen (18) investment portfolios which are listed in
Item 3. The investment portfolios are the investment options available under the Policy. You can allocate your unloaned Account Value to any or all of the investment portfolios. You can transfer between investment portfolios up to 12 times a year without charge and without being taxed. If you make more than 12 transfers in a year, we will charge you a transfer fee.

While the Policy is in force, the Account Value and, under certain circumstances, the death benefit, will vary, up or down, or the duration of the death benefit may vary with the investment performance of the investment portfolios you choose.

You are not taxed on the earnings until you surrender or borrow from your Policy.

2.   PURCHASES

You can purchase the Policy with a single premium. Under certain conditions, you can make additional premiums. Your registered representative can help you fill out the proper forms.

The minimum initial premium we will accept is generally $10,000. There is no minimum required for additional premiums. However, the total of all premiums paid will be limited to that which is required to qualify the Policy as life insurance under the Internal Revenue Code. We call this the Maximum Premium Limit.

We may also require additional information. In some circumstances, the insured may be required to provide us with medical records or a complete paramedical examination.

3.   INVESTMENT OPTIONS

You can put your money in any or all of these investment portfolios which are described in the prospectuses for the funds:

MANAGED BY J.P. MORGAN INVESTMENT
MANAGEMENT INC.
  Select Equity
  Small Cap Stock
  Large Cap Stock
  International Equity
  Quality Bond

MANAGED BY LORD, ABBETT & CO.
  Bond Debenture
  Mid-Cap Value
  Large Cap Research
  Developing Growth
  Lord Abbett Growth and Income

MANAGED BY CONNING ASSET MANAGEMENT COMPANY
  Money Market

MANAGED BY FRANKLIN ADVISERS, INC.
  Franklin Growth Investments
  Franklin Small Cap Investments

MANAGED BY TEMPLETON INVESTMENT COUNSEL, INC.
   Templeton Bond
   Templeton International
   Templeton Stock

MANAGED BY A I M ADVISORS, INC.
   AIM V.I. Value
   AIM V.I. Capital Appreciation

Depending upon market conditions and the performance of the investment portfolio(s) you select, you can make or lose money in any of these investment portfolios.

4.   EXPENSES

The Policy has both insurance features and investment features, and there are costs related to each that reduce the return on your investment. Your Policy could lapse if your Cash Surrender Value is insufficient to cover any charges due.

  * Each year Cova deducts a $30 policy maintenance fee from your Policy.
Cova will not deduct this charge if the Account Value of your Policy is at least $50,000 at the time the deduction is to be made. If you make a complete surrender of your Policy, we will deduct the policy maintenance fee, regardless of your Account Value at that time.

  * Cova also deducts insurance charges on a monthly basis. For the first ten years, the total charges are equal, on an annual basis, to 1.70% of the value of your Policy, with 1/12 of that amount charged monthly. After the tenth year, the total for insurance charges is .90% annually, with 1/12 of that amount charged monthly. These total exclude the charge assessed to cover the cost of insurance.

     * Each month Cova will also deduct an additional insurance charge to cover the cost of insurance. This charge will depend upon the:

       * sex of the insured,
       * age of the insured,
       * rating classification  of the insured, and
       * whether your initial  premium was 100% of the Maximum Premium Limit.

  * There are also daily investment charges which apply to the average daily value of the investment portfolio and vary depending upon the investment portfolio. These annual charges range from .205% to 1.30%.

  * If you make more than 12 transfers in a year, Cova deducts a transfer fee of $25 or 2% of the amount transferred, whichever is less.

  * If you take out more than the annual withdrawal amount, Cova may assess a surrender charge which ranges from 7.5% of the premium surrendered in the first year to 0% in the tenth year. Each year you may withdraw up to the sum of the excess of your Account Value over premiums paid which have not been previously surrendered; plus 10% of premiums without incurring this surrender charge. We call this amount the annual withdrawal amount. If you withdraw premiums before the tenth year, Cova will assess a deferred premium tax charge which declines from 2.25% of premium surrendered in the first year to 0% in the tenth year. After the tenth year there is no surrender charge or deferred premium tax when you withdraw your money.

5.   DEATH BENEFIT/DEATH PROCEEDS

The Policy provides for a Face Amount of insurance. The actual amount payable to your beneficiary is the death benefit less any loans plus accrued loan interest under the Policy. This amount is called the death proceeds. It may also be called the net death benefit.

The  death  benefit  will be the greater of:

   (1) your Face Amount, or

   (2) your Account Value multiplied by a specified  percentage.

These percentages vary by the age of the insured and are shown in your Policy. Therefore, increases in your Account Value may increase the death benefit. A decrease in Account Value may decrease the death benefit, but the death benefit will never be less than the Face Amount (so long as the Policy remains in force). Also, a partial surrender will reduce the Face Amount in the same proportion as the Account Value was reduced.

All or part of the death proceeds may be paid in a lump sum or applied under one of the Settlement Options contained in the Policy.

The Policy is offered on a single life or on a "joint life" basis. Under "joint life" coverage, death proceeds are paid after the second insured's death.

At the time of application for a Policy, you designate a beneficiary who is the person or persons who will receive the death proceeds. You can change your beneficiary unless you have designated an irrevocable beneficiary. The beneficiary does not have to be a natural person.

6.   TAXES

Your earnings are not taxed until you take them out. In most cases, your Policy will be a modified endowment contract unless it was exchanged for a contract issued before June 21, 1988. Money taken out of a modified endowment contract is considered to come from earnings first and is taxed as income. Also, if you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings withdrawn.

Death  proceeds  are  paid  to  your beneficiary tax free.

7.   ACCESS TO YOUR MONEY

Under the Policy you have access to a portion of your Account Value equal to earnings without charge. You may also withdraw up to 10% of premium each year, without incurring the surrender charge. Premiums withdrawn in excess of this 10% will incur a surrender charge during the first 10 years. However, a deferred premium tax charge will be assessed on all premiums surrendered during the first ten years.

The minimum partial surrender that you can make is $500. You can also borrow some of your Cash Value. The minimum loan amount is $500.

8.   OTHER INFORMATION

RIGHT TO EXAMINE
If you cancel your Policy within ten days after you receive it (or whatever period is required in your state), we will return to you the greater of

   (1) the premium(s) you paid, or

   (2) your Account Value on the day we, or the agent through whom it was purchased, received the returned Policy.

Until the end of the time you are allowed to examine your Policy (10 days or the required period in your state) plus five days, your premium will remain in the Money Market Fund. After that, we will invest your Account Value as you requested.

WHO SHOULD PURCHASE THE POLICY?
The Policy is  designed  for an  individual  who wants to:

*    create or conserve his/her estate;

*    supplement retirement income; and

*    retain access to cash through loans and surrenders.

If you currently own a variable life insurance policy on the life of the insured, you should consider whether the purchase of the Policy is appropriate. Also, you should carefully consider whether the Policy should be used to replace an existing Policy on the life of an insured.

Cova will not issue a Policy on insureds older than 90.

Additional Features

* You can arrange to have a regular amount of money automatically invested in selected investment portfolios each month, theoretically giving you a lower average cost per unit over time than a single one time purchase. The amount you selected will be placed in the Money Market Fund and will be transferred to the selected investment portfolios monthly. We call this feature Dollar Cost Averaging. There is no additional charge for this feature.

* You can arrange to automatically readjust your unloaned Account Value between investment portfolios periodically to keep the allocation you select. We call this feature Automatic Rebalancing. There is no additional charge for this feature.

* In the event the insured is terminally ill, you can request to receive up to 50% of the death benefit up to a maximum of $500,000. If you have selected the Joint Life option, the provision will only be available on the second life after the death of the first. We call this feature the Accelerated Death Benefit. There is no additional charge for this feature.

* If you or the joint owner are confined in a qualifying facility for 90 consecutive days or more and if the confinement begins after the first Policy Year, you can make a full or partial surrender and we will waive the surrender charge. We call this feature the Nursing Home Waiver. There is no additional charge for this feature.

* You can elect to have the death benefit payable upon the death of a second person. This benefit is written on spouses only. We call this option the Joint Life Option.

These features may not be available in your state. They may not be suitable for your particular situation.

9.   INQUIRIES

If you need more information, please contact us at:

   Cova Life Sales Company
   One Tower Lane, Suite 3000
   Oakbrook Terrace, IL 60181
   800-523-1661

If you need Policy owner service (such as changes in Policy information, inquiry into Policy values, or to make a loan), please contact us at:

   Cova Financial Services Life Insurance Company
   P.O. Box 10366
   Des Moines, IA 50306
   515-243-5834
   800-343-8496

PART I

1.   THE VARIABLE LIFE INSURANCE POLICY

This variable life insurance policy is a contract between you, the owner, and Cova, an insurance company. This kind of policy is most commonly used for retirement and/or estate planning.

During the insured's lifetime, you can select among the investment portfolios offered in the Policy. (There are currently eighteen(18) investment portfolios offered. They are listed in Item 3.) You can transfer between them up to 12 times a year without charge. The Account Value and, under some circumstances, the death benefit will go up or down or the duration of the death benefit may vary depending upon the investment experience of the investment portfolio(s) you select. This gives you the opportunity to capture the upside potential of the market. It also means you could lose money.

While your money remains in the Policy, you pay no current income taxes on earnings or gains. This is called tax-deferred accumulation. It helps your money grow faster. Subject to some limitations, you may take money out at any time through loans or partial surrenders. Any money you take out, however, is taxed as earnings until all earnings have been removed from the Policy. If you are younger than age 59 1/2 when you take money out, you may also incur an additional 10% federal tax penalty. If you purchased a Policy in exchange for a policy issued prior to June 21, 1988, different tax rules may apply. (See
Section 6. Taxes. Part II also contains more detailed information regarding taxes.)

Because this is a life insurance policy, it provides a death benefit, which is an amount greater than your Account Value. When the insured dies, the death benefit (minus any loans and any accrued loan interest) is paid to your beneficiary free from federal income tax. The tax-free death benefit combined with the ability to use your money while you're alive, makes this an excellent way to accumulate money you do not think you will use in your lifetime and a tax-efficient way to provide for those you leave behind.

2.   PURCHASES

PREMIUMS
Premiums are the monies you give us to purchase the Policy. The minimum initial premium we will accept is generally $10,000. When you apply for the Policy, you request a specific amount of insurance. We call this amount the Face Amount of the Policy. Your initial premium must be 80%, 90% or 100% of the Maximum Premium Limit (MPL). The Internal Revenue Code (Code) has established certain criteria which must be met in order for a life insurance policy to qualify as life insurance under the Code. The MPL satisfies one of the criteria. Cova's MPL has been designed not to exceed the Maximum Premium Limit allowed under the Code for a specified Face Amount of insurance for a given age.

You can invest additional premiums up to the MPL. However, if the additional premium increases the amount of insurance, we will require evidence of the insurability of the insured. If all of your premiums total $1,000,000 or more, you will need Cova's prior approval before you add premiums. If the additional premium would cause the Policy to fail to meet the criteria established by the Code to qualify as life insurance, Cova will send the premium back within 60 days of the anniversary of the Policy Date (Policy Anniversary). The amount and frequency of additional premiums will affect the Account Value of your Policy and may affect the amount or duration of your insurance.

APPLICATION FOR A POLICY
To purchase a Policy, you may be required to submit an application to Cova which requests some information regarding the proposed insured. In some cases, we will ask for additional information. We may request that the insured provide us with medical records or possibly require other medical tests.

Cova will not issue a Policy if the insured is over age 90.

Cova will review all the information it has about the insured and determine whether or not the insured meets Cova's standards for issuing the Policy. This process is called underwriting. If the insured meets all of Cova's underwriting requirements, we will issue a Policy. There are several underwriting classes under which the Policy may be issued.

During the underwriting period, which could be up to 60 days or longer from the time the application is signed, we offer fixed insurance called conditional insurance. The initial premium must be submitted with the application before the conditional insurance is provided.

  * The conditional insurance is effective up to 60 days from when the application is signed.

  * For applicants 65 or younger, conditional insurance will be for the lesser of $500,000 plus the initial premium paid or the amount of insurance applied for.

  * If the applicant is 66 or older, the conditional insurance will be the lesser of $200,000 plus the initial premium paid or the amount of insurance applied for.

  * The conditional insurance is subject to a number of restrictions and is only applicable if the proposed insured was an acceptable risk for the insurance applied for.

ALLOCATION OF PREMIUMS
When you purchase a Policy, we will initially invest your money in the Money Market Fund. After 15 days from the issue date (or the period required in your state plus five days), we will allocate your Account Value to the investment portfolios as you requested in the application. All allocation directions must be in whole percentages. If you make additional premiums, we will allocate them in the same way as your first premium unless you tell us otherwise.

If you change your mind about owning a Policy, you can cancel it within 10 days after receiving it (or the period required in your state (right to examine period)). When you cancel the Policy within this time period, Cova will not assess a surrender charge or a deferred premium tax charge. Cova will give you back the greater of your premium payment or your Account Value.

If your application for the Policy is in good order, Cova will invest your first premium in the Money Market Fund two days after it is received, EVEN IF OUR UNDERWRITING IS NOT YET COMPLETE AND THE POLICY IS NOT YET ISSUED. The day we invest your premium in the Money Market Fund is called the Policy Date. The money will stay in the Money Market Fund for 15 days after the issue date.
(In some states, the period may be longer.) At the end of that period, we will re-allocate those funds as you selected in the application.

If, as a result of underwriting review, Cova does not issue you a Policy, we will return your premium to you (plus interest required by your state).

If we do issue a Policy, on the issue date, we will deduct the monthly deductions for the period from the Policy Date through the next processing date.

GRACE PERIOD
Your Policy will stay in effect as long as your Cash Surrender Value is sufficient to cover the monthly deductions and the policy maintenance fee. If the Cash Surrender Value of your Policy is not enough to cover these deductions to be made from the Policy, Cova will mail you a notice. You will have 61 days from the time the notice is mailed to you to send Cova the required premium payment. This is called the grace period. If the premium is not paid by the end of the grace period, the Policy will terminate without value.

ACCUMULATION UNIT VALUES
The value of your Policy that is invested in the investment portfolios will go up or down depending upon the investment performance of the investment portfolio(s) you choose. In order to keep track of the value of your Policy, we use a unit of measure we call an Accumulation Unit. (An Accumulation Unit works like a share of a mutual fund.)

Every business day we determine the value of an Accumulation Unit for each of the investment portfolios. The value of an Accumulation Unit for any given business day is determined by multiplying a factor we call the net investment factor times the value of an Accumulation Unit for the previous business day. We do this for each investment portfolio. The net investment factor is a number that reflects the change (up or down) in an underlying investment portfolio share.

Our business days are each day that the New York Stock Exchange is open for business. Our business day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time.

The value of an Accumulation Unit may go up or down from day to day.

When you make a premium payment, we credit your Policy with Accumulation Units. Cova determines the number of Accumulation Units to credit to your policy by
dividing the amount of  premiums  allocated  to  an  investment   portfolio  by
the  value  of  the Accumulation Unit for that investment portfolio.

We calculate the value of an Accumulation Unit for each investment portfolio after the New York Stock Exchange closes each day and then apply it to your Policy.

When Cova assesses the monthly deductions and the annual policy maintenance fee, we do so by deducting Accumulation Units from your Policy. When you have selected more than one investment portfolio, we make the deductions pro rata from all of the investment portfolios.

3.   INVESTMENT OPTIONS

The Policy offers eighteen (18) investment portfolios which are listed below. Additional investment portfolios may be available in the future.

YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY BEFORE INVESTING. COPIES OF THESE FUND PROSPECTUSES ARE ATTACHED TO THIS PROSPECTUS. CERTAIN PORTFOLIOS CONTAINED IN THE FUND PROSPECTUSES ARE NOT AVAILABLE WITH YOUR POLICY.

COVA SERIES TRUST
Cova Series Trust is managed by Cova Investment Advisory Corporation, which is an indirect subsidiary of Cova. Cova Series Trust is a mutual fund with multiple portfolios. Each investment portfolio has a different investment objective. Cova Investment Advisory Corporation has engaged subadvisers to provide investment advice for the individual investment portfolios. The following investment portfolios are available under the Policy:

J.P.  MORGAN  INVESTMENT  MANAGEMENT  INC. IS THE  SUB-ADVISER  TO THE FOLLOWING
PORTFOLIOS:

   Select Equity Portfolio
   Small Cap Stock Portfolio
   Large Cap Stock Portfolio
   International Equity Portfolio
   Quality Bond Portfolio

LORD, ABBETT & CO. IS THE SUB-ADVISER TO THE FOLLOWING PORTFOLIOS:

   Bond Debenture Portfolio
   Mid-Cap Value Portfolio
   Large Cap Research Portfolio
   Developing Growth Portfolio
   Lord Abbett Growth and Income Portfolio

GENERAL AMERICAN CAPITAL COMPANY

General American Capital Company is a mutual fund with multiple portfolios. Only the following portfolio is available under the Policy and is managed by Conning Asset Management Company:

   Money Market Fund

TEMPLETON VARIABLE PRODUCTS SERIES FUND

Templeton Variable Products Series Fund is a mutual fund with multiple portfolios. Templeton Variable Products Series Fund has two classes of shares - Class 1 and Class 2. Only shares of Class 1 are available under your Policy. Franklin Advisers, Inc. is the investment manager of the Franklin Growth Investments Fund and the Franklin Small Cap Investments Fund; Templeton Investment Counsel, Inc. is the investment manager for the Templeton International Fund, the Templeton Bond Fund and the Templeton Stock Fund.
The following portfolios are available under the Policy:

     Franklin Growth Investments Fund
     Franklin Small Cap Investments Fund
     Templeton Bond Fund
     Templeton Stock Fund
     Templeton International Fund

AIM VARIABLE INSURANCE FUNDS, INC.

AIM Variable Insurance Funds, Inc. is a mutual fund with multiple portfolios. A I M Advisors, Inc. is the investment adviser to each portfolio. The following portfolios are available under the Policy:

   AIM V.I. Capital Appreciation Fund
   AIM V.I. Value Fund

Shares of the investment portfolios may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with Cova. Certain investment portfolios may also be sold directly to qualified plans. The funds believe that offering their shares in this manner will not be disadvantageous to you.

Cova may enter into certain arrangements under which it is reimbursed by the investment portfolios' advisers, distributors and/or affiliates for the administrative services which it provides to the portfolios.


TRANSFERS
You can transfer money among the eighteen (18) investment portfolios.

You can make 12 transfers every Policy Year without charge while the insured is alive. If you make more than 12 transfers in a year, there is a transfer fee deducted. (We measure years from your Policy Date.) The following apply to any transfer:

1. the minimum amount which you can transfer is $500 or your entire value in the investment portfolio.

2. your request for transfer must clearly state the amount to be transferred and which investment portfolios are involved in the transfer.

3. if a transfer fee applies, the charge will be deducted from the amount transferred.

We have reserved the right to modify your transfer rights if we decide that the exercise of this right by you, your authorized agent, or any owner is or would be disadvantageous to other owners. We have also reserved the right to restrict transfers to a maximum of 12 per year and to restrict transfers from being made on consecutive business days.

Telephone Transfers:

You can make  transfers by  telephone.  Prior to making a transfer by telephone, you will need to complete a written pre-authorization form. If you own the Policy with a joint owner, unless Cova is instructed otherwise, Cova will accept instructions from either you or the other owner. Cova will use reasonable procedures to confirm that instructions given to us by telephone are genuine. If Cova fails to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Cova records all telephone instructions.

DOLLAR COST AVERAGING PROGRAM
The Dollar Cost Averaging Program allows you to systematically transfer a set amount each month from the Money Market Fund to any of the other investment portfolio(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

You must have at least $5,000 in the Money Market Fund (or the amount required to complete your program, if more) in order to participate in the Dollar Cost Averaging Program. There is no additional charge for this feature.

If you participate in the Dollar Cost Averaging Program, the transfers made under the program are not taken into account in determining any transfer fee.

AUTOMATIC REBALANCING PROGRAM
Once your money has been allocated to the investment portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically readjust your non-loaned Account Value between investment portfolios to keep the blend you selected. You can tell us whether to rebalance quarterly, semi-annually or annually. We will measure these periods from the Policy Date.

There is no additional charge for this feature. The transfer date will be the 1st business day after the end of the period you selected. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

You cannot participate in both the Dollar Cost Averaging and Automatic Rebalancing Programs at the same time.

APPROVED ASSET ALLOCATION PROGRAM
Cova recognizes the value to certain owners of having available, on a continuous basis, advice for the allocation of your money among the investment portfolios available under the Policy. Certain providers of these types of services have agreed to provide such services to owners in accordance with Cova's administrative rules regarding such programs.

Cova has made no independent investigation of these programs. Cova has only established that these programs are compatible with our administrative systems and rules.

Even though Cova permits the use of approved asset allocation programs, the Policy was not designed for professional market timing organizations. Repeated patterns of frequent transfers are disruptive to the operations of the investment portfolios, and should Cova become aware of such disruptive practices, we may modify the transfer privilege either on an individual or class basis.

If you participate in an Approved Asset Allocation Program, the transfers made under the program are not taken into account in determining any transfer fee.

SUBSTITUTION
Cova may elect to substitute one of the investment portfolios you have selected with another portfolio. We would not do this without the prior approval of the Securities and Exchange Commission. We will give you notice of our intent to do this. Cova may also limit further investment in an investment portfolio if it deems the investment inappropriate.

4.   EXPENSES

There are charges and other expenses associated with the Policy that reduce the return on your investment in the Policy. These charges and expenses are:

INSURANCE CHARGES
Each month, Cova will make certain deductions from your Policy on the processing date. The processing date is the day each month that we deduct certain charges from your Policy. The first processing date is the issue date. The issue date is the date on which we issue you a Policy. After that, it is the same day each month as the Policy Date.

The  insurance  charges  are:

   (1) mortality  and  expense  risk  charge;

   (2) administrative charge;

   (3) tax expense charge; and

   (4) cost of insurance charge.

Collectively, we refer to these charges as the monthly deduction. When you have selected more than one investment portfolio, we make the deduction pro rata from all of the investment portfolios you have selected.

MORTALITY AND EXPENSE RISK CHARGE. For the first ten years, this charge is equal, on an annual basis, to .90%, 1/12 of which is charged each month, of the Account Value of your Policy invested in the investment portfolios. For the eleventh year and after, the charge is .50%, 1/12 of which is charged each month. This charge cannot be increased.

ADMINISTRATIVE CHARGE. This charge is equal, on an annual basis, to .40%, 1/12 of which is charged each month, of the Account Value of your Policy. This charge cannot be increased.

TAX EXPENSE CHARGE. This deduction is the sum of the premium tax charge and the federal tax charge. It is deducted monthly for the first ten years. It is equal, on an annual basis, to .40% (.15% for federal tax charge and .25% for premium tax charge), 1/12 of which is charged each month, of the Account Value of your Policy.

This charge compensates Cova for its expenses incurred for federal taxes incurred as a result of issuing the Policy. It also compensates Cova for the state and local premium taxes it incurred as a result of issuing the Policy. Premium taxes range from 0% to 4%. You will be assessed the premium tax charge regardless of what the total actual premium tax is in your state or local jurisdiction.

If you surrender all or part of your Policy during the first 10 years, Cova will charge a deferred premium tax charge. See below.

COST OF INSURANCE CHARGE. This charge compensates Cova for insurance coverage provided during the month.

The guaranteed cost of insurance charge is determined by multiplying the Coverage Amount by the cost of insurance rate. The Coverage Amount is the difference between the death benefit and the Account Value. The cost of insurance rate is based upon the:
  * sex of the insured,
  * age of the insured,
  * rate classification of the insured, and
  * whether you paid 100%, or 90%, or 80% of the MPL.

The rate classification of the insured is determined through our underwriting process.

The Policy provides that for standard risks. The guaranteed cost of insurance rate is based on the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday (1980 CSO Table).

For substandard risks, the guaranteed cost of insurance rate will be higher and will be based upon a multiple of the 1980 CSO Table. The multiple will be based on the insured's substandard rating. Tables setting forth the guaranteed cost of insurance rates are included in each Policy.

Cova can use rates that are less than the guaranteed cost of insurance rates shown in the Policy. Cova refers to these as the current cost of insurance rates.

If 100% of the MPL is paid, Cova's current cost of insurance rate is a percentage of the Account Value. The basis and amount of this charge may change in the future, but can never be more than the guaranteed cost of insurance rates contained in the Policy. For a better understanding of how the cost of insurance rate and the other charges affect Policy values, you can request personalized illustrations from your registered representative.

ANNUAL POLICY MAINTENANCE FEE
Every year on the Policy Anniversary, currently Cova deducts $30 as a policy maintenance fee. This charge cannot be increased once the Policy is issued. Cova will not deduct this charge, if when the deduction is to be made, your Account Value is $50,000 or more. Cova may some time in the future discontinue this practice for new policies issued and deduct the charge.

If you make a complete surrender of your Policy on other than a Policy Anniversary, the policy maintenance fee will be deducted, regardless of your Account Value at that time. When you have selected more than one investment portfolio, we make the deduction pro rata from all of the investment portfolios you have selected.

ANNUAL WITHDRAWAL AMOUNT
While the Policy is in force, prior to the death of the insured and after the expiration of the right to examine period, you can make a total or partial surrender of the Account Value of your Policy up to the Cash Surrender Value. A surrender may be subject to:

  * a  surrender charge, and

  * a deferred premium tax charge.

When you request a surrender, we will determine what portion, if any, is part of your annual withdrawal amount. The annual withdrawal amount is equal to:

1. the excess of the Account Value over premiums paid which have not been previously surrendered. Neither the surrender charge nor deferred premium tax charge are assessed on this amount; and

2. 10% of your premium payments each year (you may not carry this amount over to the next year). This portion of the annual withdrawal amount is subject to the deferred premium tax charge.

SURRENDER CHARGE
During the first 10 years, the surrender charge is assessed against any premium surrendered, which is not part of the annual withdrawal amount. The surrender charge, which is a percent of premiums surrendered, is shown in the table below:

 Policy       Surrender          Policy        Surrender
 Year         Charge             Year          Charge
 ----         ------             ----          ------
    1          7.5%                 6             4.0%
    2          7.5%                 7             3.0%
    3          7.5%                 8             2.0%
    4          6.0%                 9             1.0%
    5          5.0%               10+               0%


NURSING HOME WAIVER
If you or the joint owner, if any, are confined in a qualifying facility for 90 consecutive days or more and if the confinement begins during the first ten years, under the Nursing Home Waiver rider, you can make a full or partial surrender and we will waive the surrender charge. The Nursing Home Waiver goes into effect after the first Policy Anniversary. There is no additional charge for this feature.

DEFERRED PREMIUM TAX CHARGE
When you purchase a Policy there are various premium taxes assessed by state and local governmental entities that we must pay on the Policy. You are charged a portion of that each month for the first ten years as part of the tax expense charge. (See the discussion of the Tax Expense Charge in Section 4 above.) The deferred premium tax charge enables Cova to collect that portion of the premium tax charge it has not collected when you surrender all or part of your Policy. The deferred premium tax charge is assessed only on premiums surrendered from the Policy during the first ten years.

The deferred premium tax charge, which is a percent of premiums surrendered, is shown in the table below:

              Deferred                         Deferred
Policy        Premium            Policy        Premium
 Year         Tax Charge         Year          Tax Charge
 ----         ----------         ----          ----------

    1          2.25%                6           1.00%
    2          2.00%                7            .75%
    3          1.75%                8            .50%
    4          1.50%                9            .25%
    5          1.25%               10+             0%

TRANSFER FEE
You can make 12 free transfers every year. We measure a year from the Policy Date. If you make more than 12 transfers a year, we will deduct a transfer fee of $25 or 2% of the amount that is transferred, whichever is less. If we do assess a transfer fee, it will be deducted from the amount transferred.

If the transfer is part of the Dollar Cost Averaging Program, the Automatic Rebalancing Program or an Approved Asset Allocation Program, it will not count in determining the transfer fee.

TAXES
Cova may assess a charge against a Policy for any taxes attributable to the Separate Account. Cova does not expect to incur such taxes.

INVESTMENT PORTFOLIO EXPENSES
There are deductions from and expenses paid out of the assets of the various investment portfolios, which are summarized below. See the fund prospectuses for a complete description.




INVESTMENT PORTFOLIO EXPENSES
(as a percentage of the average daily net assets of an investment portfolio)

                                                                                  Other Expenses
                                                                                  (after expense
                                                                                 reimbursement for
                                                Management                     certain Portfolios -        Total Portfolio
                                                   Fees                         see Note 1 below)          Annual Expenses
                                                   ----                         -----------------          ---------------
COVA SERIES TRUST (1)
Managed by J.P. Morgan
Investment Management Inc.
       Select Equity                               .68%                                .18%                     .86%
       Small Cap Stock                             .85%                                .27%                    1.12%
       Large Cap Stock                             .65%                                .10%                     .75%
       International Equity                        .80%                                .28%                    1.08%
       Quality Bond                                .55%                                .10%                     .65%
------------------------------------------------------------------------------------------------------------------------------------

Managed by Lord, Abbett & Co.
       Bond Debenture                              .75%                                .10%                     .85%
       Mid-Cap Value                              1.00%                                .30%                    1.30%
       Large Cap Research                         1.00%                                .30%                    1.30%
       Developing Growth                           .90%                                .30%                    1.20%
       Lord Abbett Growth and Income (2)           .65%                                .07%                     .72%
------------------------------------------------------------------------------------------------------------------------------------

GENERAL AMERICAN CAPITAL COMPANY
Managed by Conning Asset
Management Company
       Money Market                                .125%                               .08%                     .205%
------------------------------------------------------------------------------------------------------------------------------------

AIM VARIABLE INSURANCE FUNDS, INC.
Managed by A I M Advisors, Inc.
   AIM V.I. Capital Appreciation                   .62%                                .05%                    .67%
   AIM V.I. Value                                  .61%                                .05%                    .66%
---------------------------------------------------------------------------------------------------------------------------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND,
CLASS 1 SHARES
Managed by Templeton Investment Counsel Inc.
  Templeton Bond                                   .50%                                .23%                    .73%
  Templeton International                          .69%                                .17%                    .86%
  Templeton Stock                                  .70%                                .19%                    .89%

Managed by Franklin Advisers, Inc.
  Franklin Growth Investments (3)                  .00%                               1.00%                   1.00%
  Franklin Small Cap Investments (3)               .15%                                .85%                   1.00%

(1) Since May 1, 1996, Cova has been reimbursing the investment portfolios of Cova Series Trust for all operating expenses (exclusive of the management fees) in excess of approximately .10%. Beginning May 1, 1999, Cova will discontinue this reimbursement arrangement for the Select Equity, Small Cap Stock and International Equity Portfolios. Therefore, the amounts shown above under "Other Expenses" have been restated to reflect the actual expenses for these Portfolios for the year ended December 31, 1998. Also beginning May 1, 1999, Cova will reimburse the Mid-Cap Value, Large Cap Research and Developing Growth Portfolios for all operating expenses (exclusive of the management fees) in excess of approximately .30%, instead of
 .10%. This change is reflected above under "Other Expenses" for these three Portfolios. Absent the expense reimbursement, the percentages shown for total annual portfolio expenses for the year ended December 31, 1998 would have been .86% for the Quality Bond Portfolio, .94% for the Large Cap Stock Portfolio, .93% for the Bond Debenture Portfolio, 1.68% for the Mid-Cap Value Portfolio, 1.95% for the Large Cap Research Portfolio, and 1.70% for the Developing Growth Portfolio.

(2) Estimated.  The Portfolio commenced investment operations on January 8,
1999.

(3) Figures reflect expenses from the Fund's inception on May 1, 1998 and are annualized. The investment manager agreed in advance to limit management fees and make certain payments to reduce Fund expenses as necessary so that Total Annual Portfolio Expenses did not exceed 1.00% of the Fund's Class 1 net assets in 1998. The investment manager has agreed to continue this arrangement through 1999. Management Fees, Other Expenses and Total Annual Portfolio Expenses in 1998 before any waivers were as follows: 0.60%, 4.08% and 4.68% for the Franklin Growth Investments Fund; 0.75%, 1.00% and 1.75% for the Franklin Small Cap Investments Fund; and 0.60%, 2.27% and 2.87% for the Mutual Shares Investments Fund.



5.   DEATH BENEFIT

The primary purpose of the Policy is to provide death benefit protection on the life of the insured. While the Policy is in force, if the insured dies, the beneficiary(ies) will receive the death proceeds. The death proceeds equal the death benefit under the Policy less any loans and accrued loan interest.

The death benefit is the greater of:

   (1) the Face Amount of the Policy;  and

   (2) the minimum death benefit. (The minimum death benefit is the Account Value multiplied by a percentage.)

Cova has included the minimum death benefit in order to assure that the Policy will continue to qualify as life insurance under the Internal Revenue Code.

You can  choose  to have  the  death  proceeds  paid:

  * in a lump  sum, or
  * under a Settlement  Option.

If you have not made a choice before the insured dies, the beneficiary will choose the method of payment. If a method of payment has not been chosen within 90 days after receiving proof of death, Cova may pay the death proceeds in a lump sum.

The death benefit payable during the grace period is the death benefit in effect immediately prior to the start of the grace period less any loans, accrued loan interest and any overdue deductions. See discussion of grace period above.

ACCELERATED DEATH BENEFIT
If the insured is terminally ill, under the Accelerated Death Benefit rider, Cova will pre-pay a portion of the death benefit. You may elect to have an Accelerated Death Benefit of up to 50% of the death benefit but no greater than $500,000.

You can only elect to receive an Accelerated Death Benefit once. The Accelerated Death Benefit must first be used to repay any outstanding loans and accrued loan interest. After repayment of the outstanding loans and accrued loan interest, any remaining amount will be paid as a lump sum or under a payment plan.

The subsequent amount available for loans or surrenders or as a death benefit will be reduced by the amount of the Accelerated Death Benefit, plus interest accrued at the Policy loan interest rate.

This benefit may not be available in your state or may have different provisions in your state.

JOINT LIVES
Cova offers a rider to the Policy that provides that the death benefit will be paid only upon the death of a second person. This option is only available to spouses.

The cost of insurance charge reflects the anticipated life expectancy of both insureds. It also reflects the fact that the death benefit is payable at the death of the last surviving insured.

If you wish to reinstate a lapsed Policy with a Joint Life rider attached, both insureds must be alive and provide satisfactory evidence of insurability.

The Policy provisions regarding misstatement of age or sex, suicide and incontestability apply to both insureds.

If a Joint Life rider is issued in conjunction with the Policy, the Accelerated Death Benefit will only be payable on the terminal illness of the last surviving insured.

This benefit may not be available in your state.

6.   TAXES

NOTE: Cova has prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any person. You should consult your own tax adviser about your own circumstances. Cova has included in Part II an additional discussion regarding taxes.

LIFE INSURANCE IN GENERAL
Life insurance, such as the Policy, is a means of providing for death protection and setting aside money for future needs. Congress recognized the importance of such planning and provided special rules in the Internal Revenue Code (Code) for life insurance.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your life insurance policy until you take the money out. The beneficiaries are not taxed when they receive the death proceeds upon the death of the insured.

You, as the owner, will not be taxed on increases in the value of your Policy until a distribution occurs - either as a surrender or as a loan. When you receive a distribution, you are taxed on the amount of the withdrawal that is earnings.

TAKING MONEY OUT OF YOUR POLICY
For tax purposes, your Policy will be treated as a modified endowment contract, unless, under certain circumstances, it was exchanged for a policy issued before June 21, 1988. Consequently, if you make a withdrawal or a loan from your Policy, the Code treats it as first coming from earnings and then from your premiums. These earnings are included in taxable income.

The Code also provides that any amount received from an insurance policy which is included in income may be subject to a 10% penalty. The penalty will not apply if the income received is:

   (1) paid on or after the taxpayer  reaches age 59 1/2;

   (2) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); or

   (3) in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer.

If you purchased a Policy in exchange for a policy issued prior to June 21, 1988, different tax rules may apply.

See "Tax  Status"  in Part II for more details.

DIVERSIFICATION
The Code provides that the underlying investments for a variable life policy must satisfy certain diversification requirements in order to be treated as a life insurance contract. Cova believes that the investment portfolios are being managed so as to comply with the requirements.

Under current federal tax law, it is unclear as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Cova would be considered the owner of the shares of the investment portfolios. If you are considered the owner of the investments, it will result in the loss of the favorable tax treatment for the Policy. It is unknown to what extent owners are permitted to select investment portfolios, to make transfers among the investment portfolios or the number and type of investment portfolios owners may select from without being considered the owner of the investments. If guidance from the Internal Revenue Service is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Policy, could be treated as the owner of the investment portfolios.

Due to the uncertainty in this area, Cova reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

7.   ACCESS TO YOUR MONEY

The Cash Surrender Value in your Policy is available:

   (1) by making a surrender (either a partial or a complete surrender), or

(2) by taking a loan from your Policy.

LOANS
You may borrow money from Cova while the Policy is still in force. The Policy will be the only security Cova will require for a Policy loan. You cannot borrow against your Policy:

  * until the end of the right to examine period, and

  * if the Policy is in a grace period.

Loans are considered distributions from the Policy for tax purposes. The portion of the loan that has come from earnings will be taxable to you and may be subject to a 10% penalty tax.

See "Tax Status" in Part II for more details.

LOAN AMOUNT. The maximum loan amount is equal to 90% of the Account Value

  * less loan interest due on the next Policy Anniversary,

  * less the surrender charge,

  * less the policy maintenance fee, if any, and

  * less the deferred premium tax charge, if any.

The minimum loan amount is $500. If total loans equal or exceed the Cash Value, the Policy will terminate at the end of the grace period if Cova does not receive an appropriate loan repayment.

LOAN ACCOUNT. When you make a loan, a portion of your Account Value equal to the loan will be transferred on a pro rata basis from the investment portfolios to the loan account. The loan account is a portion of Cova's general account that contains Account Values attributable to Policy loans.

LOAN INTEREST. Loan interest due on the Policy loan will accrue daily at a current rate of 6.0% per annum. The loan interest is due each Policy Anniversary and if not paid will become part of the loan. When that happens, Cova will transfer a portion of the Account Value equal to the loan interest due, on a pro rata basis, from the investment portfolios to the loan account.

INTEREST CREDITED. Amounts held in the loan account will be credited daily with interest, at a current rate of 4.0% annually.

PREFERRED LOAN. The part of your loan equal to earnings is the Preferred Loan. A preferred loan will be credited interest daily at a current rate of 6.0% annually.

EFFECT OF LOAN. When you make a loan against your Policy, Cova will redeem Accumulation Units from the investment portfolios equal to the loan request and transfer that amount to the loan account.

A Policy loan, whether or not repaid, will have a permanent effect on the Policy. This is because the loan account does not share in the investment results of the investment portfolio(s). If it is not repaid, the Policy loan and accrued loan interest will reduce the amount of Cash Value. It will also reduce the amount payable at death because outstanding loans and accrued loan interest are deducted from the death benefit.

LOAN REPAYMENTS. You can repay all or part of a loan at any time while your Policy is in force and the insured is alive. There is no minimum loan repayment amount. If you want to repay a loan in full, the loan repayment must equal the loan plus all the accrued loan interest.

When you repay a loan, Cova will transfer the amount held in the loan account to the investment portfolios according to your most recent instructions.

Unless you tell Cova otherwise, any payment Cova receives from you will:

  * go first to pay any interest due,

  * then to repay any loan,

  * and then will be considered a premium payment.

TOTAL SURRENDER
You can terminate your Policy by notifying Cova in writing. Cova will pay you the Cash Surrender Value. When that happens, the Policy will be terminated and there will be no other benefits. When you make a total surrender there may be surrender charges and deferred premium tax charges and the policy maintenance fee will be deducted.

PARTIAL SURRENDERS
You can surrender some of the Cash Surrender Value by making a request in writing to Cova. The minimum amount you can surrender is $500, unless your Cash Surrender Value is less.

Cova requires that you maintain a minimum Account Value in your Policy of at least $5,000 after you make a partial surrender. If you do not, the Policy will terminate and Cova will send you the entire Cash Surrender Value.

When you make a partial surrender, there may be surrender charges and deferred premium tax charges.

When you make a partial surrender, the Face Amount of your Policy will be reduced. The Face Amount is reduced in the same proportion that the Account Value is reduced by the partial surrender. When you make a partial surrender, the amount of the surrender is deducted on a pro rata basis from Account Value allocated to the investment portfolios, unless you specify otherwise.

TERMINATION OF THE POLICY
Your Policy will terminate if:

   (1) you make a total surrender of the Policy,

   (2) the grace period has ended, or

   (3) the insured has died.

REINSTATEMENT
If your Policy terminates while the insured is still alive you can have it reinstated provided the Policy did not terminate because you made a total surrender. You can only reinstate your Policy within 5 years after the end of the grace period. If there are joint insureds, both insureds must be alive.

When you reinstate your Policy you must provide Cova with satisfactory evidence of insurability and you must either repay any outstanding loan and accrued interest or you must reinstate the loan along with any accrued interest. You must also pay a sufficient premium to:

   (1) cover all the monthly deductions and any policy maintenance fee that were unpaid during the grace period, and

   (2) be sufficient to keep the Policy in force for at least 2 months after the date of reinstatement.

When you reinstate your Policy, the Face Amount of the reinstated Policy will be the Face Amount of your original Policy at the time the Policy terminated, unless you direct Cova otherwise. You cannot select a Face Amount that is larger than that. The Account Value adjusted for the past due charges of your Policy when you reinstate it will be the Account Value at the time of termination plus the additional premium paid at the time of reinstatement. The past due monthly deductions and policy maintenance fee, if any, will be deducted from this amount. The surrender charge, if any, and the deferred premium tax charge, if any, are based on the number of Policy Years from the original Policy Date.

The effective date of the reinstated Policy is the next processing date following Cova's approval of your application for reinstatement.

8.   OTHER INFORMATION

COVA
Cova Financial Services Life Insurance Company (Cova) was incorporated on August 17, 1981, as Assurance Life Company, a Missouri corporation, and changed its name to Xerox Financial Services Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company purchased Cova, which on that date changed its name to Cova Financial Services Life Insurance Company.

Cova is licensed to do business in the District of Columbia and all states except for California, Maine, New Hampshire, New York and Vermont.

YEAR 2000

Cova has developed and initiated plans to assure that its computer systems will function properly in the year 2000 and later years. These efforts have included receiving assurances from outside service providers that their computer systems will also function properly in this context. Included within these plans are the computer systems of the advisers and sub-advisers of the various investment portfolios underlying the Separate Account.

Although an assessment of the total cost of implementing these plans has not been completed, the total amounts to be expended are not expected to have a material effect on Cova's financial position or results of operations. Cova believes that it has taken all reasonable steps to address these potential problems. There can be no guarantee, however, that the steps taken will be adequate to avoid any adverse impact.

THE SEPARATE ACCOUNT
Cova has established a separate account, Cova Variable Life Account One (Separate Account), to hold the assets that underlie the Policies.

The assets of the Separate Account are held in Cova's name on behalf of the Separate Account and legally belong to Cova. However, those assets that underlie the Policies, are not chargeable with liabilities arising out of any other business Cova may conduct. All the income, gains and losses (realized or unrealized) resulting from those assets are credited to or against the Policies and not against any other policies Cova may issue.

The separate account is divided into sub-accounts.

DISTRIBUTOR
Cova Life Sales Company (Life Sales), One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644, acts as the distributor of the Policies. Life Sales is an affiliate of Cova.

Commissions will be paid to broker-dealers who sell the Policies. Broker-dealers will be paid commissions up to 5.5% of premiums and a trail commission up to
 .25% for years two through nine which increases up to .40% in year 10 or later. Sometimes, Cova enters into an agreement with the broker-dealer to pay the broker-dealer persistency bonuses, in addition to the standard commission.

SUSPENSION OF PAYMENTS OR TRANSFERS

Cova may be required to suspend or postpone any payments or transfers for any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.   trading on the New York Stock Exchange is restricted;

3.   an  emergency  exists  as a  result  of which  disposal  of  shares  of the
     investment  portfolios  is  not  reasonably   practicable  or  Cova  cannot
     reasonably value the shares of the investment portfolios;

4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

OWNERSHIP

OWNER. You, as the owner of the Policy, have all of the rights under the Policy. If you die while the Policy is still in force and the insured is living, ownership passes to a successor owner or if none, then your estate becomes the owner.

JOINT OWNER. The Policy can be owned by joint owners. Authorization of both joint owners is required for all Policy changes except for telephone transfers.

BENEFICIARY. The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the Policy is issued, unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies. If there is an irrevocable beneficiary, all Policy changes except premium allocations and transfers require the consent of the beneficiary.

ASSIGNMENT. You can assign the Policy.

PART II
MORE INFORMATION

COVA
Cova Financial Services Life Insurance Company (Cova) was originally incorporated on August 17, 1981 as Assurance Life Company, a Missouri corporation and changed its name to Xerox Financial Services Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company (General American) purchased Cova from Xerox Financial Services, Inc. On June 1, 1995, Cova changed its name to Cova Financial Services Life Insurance Company. Cova presently is licensed to do business in the District of Columbia and all states except California, Maine, New Hampshire, New York and Vermont.

General American is a St. Louis-based mutual company with more than $300 billion of life insurance in force and approximately $24 billion in assets. It provides life and health insurance, retirement plans, and related financial services to individual and groups.



EXECUTIVE OFFICERS AND DIRECTORS OF COVA

The directors and executive officers of Cova and their principal occupations for the past five years are as follows:

                               PRINCIPAL OCCUPATION DURING
NAME                           THE PAST 5 YEARS
----                           ----------------

John W. Barber***       Director of Cova, First Cova Life Insurance  Company (FCLIC)
                        and Cova Financial Life  Insurance  Company  (CFLIC) - June,
                        1995 to present;  Vice  President and  Controller of General
                        American - December, 1984 to present; President and Director of Equity Intermediary Company - October, 1988 to present.

William P. Boscow*      Vice President of Cova and CFLIC - ___________ to present;
                        _______________________.

Frances S. Cook*        First Vice President and Associate General Counsel of Cova -
                        July,  1997 to present,  prior  thereto Vice  President  and
                        Assistant  General  Counsel  1996  to  1997,  prior  thereto
                        Assistant General Counsel 1993 to 1997;  Secretary of CFLIC,
                        Cova and FCLIC - 1997 to present;  First Vice  President  of
                        Cova Life Management Company (CLMC) - July, 1997 to present, prior thereto Vice President and Assistant  General  Counsel
                        1996 to 1997, prior thereto  Assistant  General Counsel 1993 to 1997;  Secretary of Cova Investment Advisory  Corporation
                        (Advisory)  - 1997 to present;  Assistant  Secretary of Cova
                        Life Sales Company (CLSC) - 1993 to present.

Constance A. Doern****  Vice  President  of Cova and CFLIC - 1997 to present,  prior thereto  Assistant Vice  President  from 1990 to 1996;  Vice
                        President  of  FCLIC  -  1997  to  present,   prior  thereto
                        Assistant Vice  President from 1993 to 1996;  Vice President of J&H/KVI - 1989 to present.

Patricia E. Gubbe*      Vice  President  of Cova and CFLIC - 1989 to  present;  Vice
                        President of FCLIC - 1992 to present;  First Vice  President of CLMC - 1996 to present, prior thereto Vice President from
                        1989 to 1996; Vice President and Chief Compliance Officer of
                        CLSC - 1989 to present.

Philip  A. Haley*       Executive Vice President of Cova, CFLIC and FCLIC - May 1997
                        to present; Vice  President  of Cova and CFLIC - 1990 to
                        1997;  Vice President of FCLIC - 1992 to present; Vice
                        President of CLSC - 1991 to present;  Senior Vice  President of CLMC - 1996 to present, prior thereto Vice President from
                        1989 to 1996.

J. Robert Hopson*       Vice President, Chief Actuary and Director of Cova and CFLIC
                        -  1991  to  present;  Vice  President,  Chief  Actuary  and
                        Director of FCLIC - 1992 to present;  Senior Vice President,
                        Chief Actuary and Director of CLMC - 1996 to present,  prior thereto Vice  President  and Director  from 1993 to 1996 and
                        Vice President from 1991 to 1993.

E. Thomas Hughes, Jr.** Treasurer  and  Director  of Cova and CFLIC - June,  1995 to
                        present;  Treasurer  of  FCLIC  -  June,  1995  to  present;
                        Corporate  Actuary  and  Treasurer  of  General  American  -
                        October, 1994 to present. Formerly, Executive Vice President
                        - Group Pensions General American - March,  1990 to October,
                        1994.  In  addition to the Cova  companies,  Director of the following  General American  subsidiary  companies:  Paragon
                        Life  Insurance  Company  and  RGA  Reinsurance   Company  -
                        October, 1994 to present. Treasurer of the following General
                        American  subsidiary   companies:   Paragon  Life  Insurance
                        Company,  General Life Insurance Company of America, General
                        Life Insurance  Company,  General  American Holding Company,
                        Red Oak Realty Company, Gen Mark Incorporated, Walnut Street
                        Securities,  Inc.,  Walnut Street  Advisers Inc.,  White Oak
                        Royalty  Company,   Walnut  Street  Funds,   Inc.,  and  RGA
                        Reinsurance Company - October, 1994 to present.

Douglas E. Jacobs*      Vice President of Cova, CFLIC and CLMC - 1985 to present.

Lisa O. Kirchner****    Vice  President  of Cova - 1997 to  present,  prior  thereto
                        Assistant Vice  President from 1990 to 1996;  Vice President of CFLIC - 1997 to present,  prior  thereto  Assistant  Vice
                        President from 1988 to 1996;  Vice President of FCLIC - 1997 to present, prior thereto Assistant Vice President from 1993 to 1996; Vice President of J&H/KVI - 1985 to present.

Richard A. Liddy**      Chairman of the Board of  Directors of Cova,  CFLIC,  FCLIC,
                        CLMC,  Advisory and Cova Investment  Allocation  Corporation
                        (Allocation)  -  April,  1997 to  present;  Chairman  of the
                        Board,  President  and Chief  Executive  Officer  of General
                        American  - May,  1992 to  present;  Mr.  Liddy  also  holds various positions with the General American  subsidiaries as follows:  Chairman  of the Board and  President  of  General
                        American Mutual Holding Company,  GenAmerica Corporation and
                        General American  Holding Company;  Chairman of the Board of
                        Security Equity Life Insurance Company, Conning Corporation,
                        The Walnut  Street Funds,  Inc.,  General  American  Capital
                        Company,  Reinsurance  Group  of  America,  Inc.,  RGA  Life
                        Reinsurance Company of Canada, and RGA Reinsurance Company.

William C. Mair*        Vice President and Director of Cova, CFLIC and FCLIC from
                        __________ to present; Vice President, Controller and
                        Director of Cova from 1995 to __________, prior thereto Vice
                        President, Controller, Treasurer and Director.  Vice
                        President,  Controller  and Director of CFLIC from 1995 to
                        __________, prior thereto Vice  President, Controller,
                        Treasurer   and  Director; Vice President, Controller  and
                        Director  of FCLIC - from 1992 to ___________; Vice
                        President, Treasurer, Controller and Director of Advisory -
                        1993  to  present;  Vice  President,  Treasurer, Controller and  Director of  Allocation  - 1994 to present; Director of
                        CLSC - 1992 to present;  Senior Vice  President, Treasurer,
                        Controller  and  Director of CLMC - 1989 to present;  Vice
                        President, Treasurer, Controller, Chief Financial Officer,
                        Chief Accounting Officer and Director of Cova Series Trust -
                        1996 to present.

Matthew P. McCauley**   Assistant  Secretary and Director of Cova, CFLIC and FCLIC -
                        June,  1995 to present;  Associate  General Counsel and Vice
                        President  of  General  American  - 1973 to  present;  also,
                        Director, Vice President,  General Counsel and Secretary for
                        several  other  General  American  subsidiaries,   including
                        Equity  Intermediary  Company,  Red Oak Realty Company,  and
                        White Oak Royalty Company;  General American Holding Company
                        and Paragon  Life  Insurance  Company.  General  Counsel and
                        Secretary,   Reinsurance  Group  of  America,  Incorporated.
                        Director and Secretary,  General  American  Capital Company.
                        General Counsel and Secretary, Conning Corporation.  General
                        Counsel,  Conning Asset Management Company.  Director of RGA
                        Reinsurance  Company  and  Walnut  Street  Securities,  Inc.
                        Secretary to the Walnut Street Funds, Inc.

Mark E. Reynolds*       Executive  Vice President and Director of Cova and CFLIC -
                        May, 1997 to present;  Executive  Vice  President, Chief
                        Financial Officer and Director of FCLIC -  May,  1997 to
                        present;  Executive  Vice  President of CLMC - May, 1997 to present;  Executive Vice President and Director of Advisory -
                        December,  1996 to  present;  Executive  Vice President and
                        Director of  Allocation - December, 1996 to present.

Leonard M. Rubenstein** Director of Cova, CFLIC, FCLIC, and CLMC - January,  1996 to
                        present;  Director of Advisory and  Allocation  from 1995 to present;  Executive  Vice  President and Director of General
                        American  - 1992  to  present.  Mr.  Rubenstein  also  holds various positions with the General American  subsidiaries as follows:  Director and Treasurer of General American Capital
                        Company;  Senior Vice President  Investments,  Treasurer and
                        Director  of  Reinsurance  Group of  America,  Incorporated;
                        Director  of Paragon  Life  Insurance  Company;  Director of
                        General American Holding Company;  Chief Executive  Officer,
                        Chairman  and Director of Conning  Corporation;  Director of
                        the  following:  General Life  Insurance  Company,  Security
                        Equity Life Insurance Company,  BHIF America de Vida Seguros
                        S.A.  (Chile),  Manatial Seguros de Vida, S.A.  (Argentina),
                        Red Oak Realty  Company,  General Life Insurance  Company of
                        America; RGA Reinsurance Company; Secretary and Director for
                        RGA Sud America S.A.

Myron H. Sandberg*      Vice  President  of Cova and CFLIC - 1985 to  present;  Vice
                        President of CLMC - 1989 to present.

John W. Schaus*         Vice  President  of Cova and CFLIC - 1988 to  present;  Vice
                        President of CLMC - 1989 to present.

Bernard J. Spaulding*   Senior Vice President and General Counsel of Cova, CFLIC,
                        FCLIC and CLMC since ___________, 1999.

Lorry J.  Stensrud*     President and Director of Cova,  CFLIC,  FCLIC and CLMC from
                        June,  1995  to  present,   prior  thereto   Executive  Vice
                        President;  President  and Director of Advisory from 1993 to present;  President and Director of Allocation  from 1994 to present.  Director of CLSC from 1989 to present;  President,
                        Chief Executive  Officer and Director of Cova Series Trust -
                        1996 to present.

Joann T. Tanaka*        Vice President of Cova and CFLIC - _________ to present;
                        ______________________.

Peter L. Witkewiz*      Vice President and Controller of Cova, CFLIC and FCLIC -
                        _________ to  present; Vice President of Cova, CFLIC and
                        FCLIC - 1993 to present.


*    Business Address:  Cova, One Tower Lane, Suite 3000, Oakbrook Terrace, IL 60181

**   Business Address:  General American, 700 S. Market Street, St. Louis, MO 63101

***  Business Address:  General American, 13045 Tesson Ferry Road, St. Louis, MO 63128

**** Business Address:  J&H/KVI, 1776 West Lakes Parkway, West Des Moines, IA 50266

VOTING
In accordance with its view of present applicable law, Cova will vote the shares of the investment portfolios at special meetings of shareholders in accordance with instructions received from owners having a voting interest. Cova will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. Cova will vote shares it owns in the same proportion as it votes shares for which it has received instructions. The funds do not hold regular meetings of shareholders.

If the Investment Company Act of 1940 or any regulation under it should be amended or if the present interpretations should change, and as a result Cova determines that it is permitted to vote the shares of the funds in its own right, it may elect to do so.

The voting interests of the owner in the funds will be determined as follows: owners may cast one vote for each $100 of Account Value of a Policy which is allocated to an investment portfolio on the record date. Fractional votes are counted.

The number of shares which a person has a right to vote will be determined as of the date to be chosen by Cova not more than sixty (60) days prior to the meeting of the fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to such meeting.

Each owner having such a voting interest will receive periodic reports relating to the investment portfolios in which he or she has an interest, proxy material and a form with which to give such voting instructions.

DISREGARD OF VOTING INSTRUCTIONS. Cova may, when required to do so by state insurance authorities, vote shares of the funds without regard to instructions from owners if such instructions would require the shares to be voted to cause an investment portfolio to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the investment portfolio. Cova may also disapprove changes in the investment policy initiated by owners or trustees/directors of the funds, if the disapproval is reasonable and is based on a good faith determination by Cova that the change would violate state or federal law or the change would not be consistent with the investment objectives of the investment portfolios or which varies from the general quality and nature of investments and investment techniques used by other funds with similar investment objectives underlying other variable contracts offered by Cova or of an affiliated company. In the event Cova does disregard voting instructions, a summary of this action and the reasons for such action will be included in the next semi-annual report to owners.

THE SEPARATE ACCOUNT
Cova has established the separate account, Cova Variable Life Account One (Separate Account), to hold the assets that underlie the Policies. The Board of Directors of Cova adopted a resolution to establish the Separate Account under Missouri insurance law on February 24, 1987. Cova has registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The investment program of the Separate Account will not be changed without the approval by the Insurance Commissioner of the state of Missouri. If required, the approval process is on file with the Commissioner of the state in which this Policy is issued.

If the New York Stock Exchange is closed (except for holidays and weekends) or trading is restricted due to an emergency as defined by the Securities and Exchange Commission so that Cova cannot value Accumulation Units, Cova may postpone all procedures which require valuation of the Accumulation Units until valuation is possible.

LEGAL OPINIONS
Blazzard,  Grodd  &  Hasenauer,   P.C.,  Westport, Connecticut has provided
advice on certain matters relating to the federal securities and income tax laws in connection with the Policies.

REDUCTION OR ELIMINATION OF SURRENDER CHARGE
The amount of the surrender charge on the Policies may be reduced or eliminated when sales of the Policies are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to a reduction of the surrender charge will be determined by Cova after examination of all the relevant factors such as:

1. The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Policies with fewer sales contacts.

2. The total amount of premium payments to be received will be considered. Per Policy sales expenses are likely to be less on larger premium payments than on smaller ones.

3. Any prior or existing relationship with Cova will be considered. Per Policy sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Policy with fewer sales contacts.

4. There may be other circumstances, of which Cova is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, Cova determines that there will be a reduction in sales expenses, Cova may provide for a reduction or elimination of the surrender charge.

The surrender charge may be eliminated when the Policies are issued to an officer, director or employee of Cova or any of its affiliates. In no event will any reduction or elimination of the surrender charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

MISSTATEMENT OF AGE OR SEX
If the age or sex of the insured(s) has been incorrectly stated, the death benefit will be adjusted to reflect the death benefit that would have been provided by the last cost of insurance at the correct age and/or sex of the insured.

COVA'S RIGHT TO CONTEST
Cova cannot contest the validity of the Policy except in the case of fraud after it has been in effect during the insured's lifetime for two years from the Policy Date. If the Policy is reinstated, the two-year period is measured from the date of reinstatement. In addition, if the insured commits suicide in the two-year period, or such period as specified in state law, the benefit payable will be limited to premiums paid less debt and less any surrenders.

SETTLEMENT OPTIONS
The Cash Surrender Value or the death proceeds may be paid in a lump sum or may be applied to one of the Settlement Options. The Settlement Options are:

Option 1: Life Annuity
Option 2: Life Annuity with 5, 10 or 20 years Guaranteed
Option 3: Joint and Last Survivor Annuity
Option 4: Payments for a Designated Period

You or the beneficiary can select to have the Settlement Options payable on either a fixed or variable basis.

TAX STATUS

NOTE: The following description is based upon cova's understanding of current federal income tax law applicable to life insurance in general. Cova cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the internal revenue code of 1986, as amended ("code"), defines the term "life insurance contract" for purposes of the code. Cova believes that the policies to be issued will qualify as "Life insurance contracts" under section 7702. Cova does not guarantee the tax status of the policies. Purchasers bear the complete risk that the policies may not be treated as "life insurance" under federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations.

INTRODUCTION. The discussion in this prospectus is general in nature. It is not intended as tax advice. Each person concerned should consult a competent tax adviser. Cova has not considered any applicable state or other tax laws. Moreover, the discussion in this prospectus is based upon Cova's understanding of current federal income tax laws as they are currently interpreted. Cova makes no representation regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

Cova is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from Cova and its operations form a part of Cova.

DIVERSIFICATION. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy.

The Code contains a safe harbor provision which provides that life insurance policies such as the Policies meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five (55%) percent of the total assets consist of: cash, cash items, U.S. Government securities, and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

The Treasury Department issued Regulations which established diversification requirements for the investment portfolios underlying variable contracts such as the Policies. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if:

   (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment;

   (ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments;

   (iii) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and

   (iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts have been met, "each United States government agency or instrumentality shall be treated as a separate issuer".

Cova intends that each investment portfolio underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which owner control of the investments of the Separate Account will cause the owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the Policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the Separate Account.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the Separate Account.

Due to the uncertainty in this area, Cova reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

TAX TREATMENT OF THE POLICY. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. The Code requires the use of reasonable mortality and other expense charges.

In establishing these charges, Cova has relied on the interim guidance provided in IRS Notice 88-128 and proposed regulations issued on July 5, 1991. Currently, there is even less guidance as to a Policy issued on a substandard risk basis and thus it is even less clear whether a Policy issued on such basis would meet the requirements of Section 7702 of the Code.

While Cova has attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not agree with Cova's interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies.

You should consult your own tax adviser with respect to the tax consequences of purchasing the Policy.

POLICY PROCEEDS. Loan proceeds and/or surrender payments, including those resulting from the lapse of the Policy, from the Policies are fully taxable to the extent of income in the Policy and may further be subject to an additional 10% federal income tax penalty. (See "Tax Treatment of Loans and Surrenders".) Otherwise, the Policy should receive the same federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is excludable from the gross income of the beneficiary under the Code and any benefits paid under the Accelerated Death Benefit Rider should also be excludable from gross income under the Code. Furthermore, you are not deemed to be in constructive receipt of the Account Value or Cash Surrender Value, including increments thereon, under a Policy until you make a surrender. If the death proceeds are to be paid under one of the Settlement Options, the payments will be pro rated between the amount attributable to the death benefit which will be excludable from the beneficiary's income and the amount attributable to interest which will be includable in the beneficiary's income.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Policy owner or beneficiary. Owners and beneficiaries should consult their tax advisers.

JOINT LIVES. The Policy may be issued with a Joint Life Rider providing for the payment of the death benefit upon the death of the last surviving insured. While Cova believes that a Policy issued on this basis complies with Section 7702 of the Code, such circumstances are not directly addressed in either Section 7702 or the related regulations. In the absence of regulations or other guidelines, there is some uncertainty as to whether a Policy with such a joint life feature meets the requirements of Section 7702 of the Code.

TAX TREATMENT OF LOANS AND SURRENDERS. The Code alters the tax treatment accorded to loans and certain distributions from life insurance policies which are deemed to be "modified endowment contracts". The Policy's premium requirements are such that Policies issued on or after June 21, 1988 will be treated as modified endowment contracts. A Policy received in exchange for a modified endowment contract is also a modified endowment contract regardless of whether it meets the 7-pay test.

However, an exchange under Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a modified endowment contract if no additional premiums are paid.

A Policy that was entered into prior to June 21, 1988 may be deemed to be a modified endowment contract if:

  * it is materially changed, and

  * fails to meet the 7-pay test.

A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums.

A material change would include any increase in the future benefits provided under a policy unless the increase is attributable to:

   (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven Policy Years; or

   (2) the crediting of interest or other earnings (including policyholder dividends) with respect to such premiums.

Assuming that the Policy will be treated as a modified endowment contract, surrenders and/or loan proceeds are taxable to the extent of income in the Policy. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distribution:

   (1)  made on or after  the  date on  which  the taxpayer reaches age 59 1/2;

   (2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or

   (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

Furthermore, only under limited circumstances will interest paid on Policy loans be tax deductible.

If a Policy is not classified as a modified endowment contract, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth under Section 7702, be taxed as ordinary income to the extent of income in the Policy.

Any loans from a Policy which is not classified as a modified endowment contract, will be treated as indebtedness of the Owner and not a distribution. Upon complete surrender or lapse of the Policy or when maturity benefits are paid, if the amount received plus the policy debt exceeds the total premiums paid that are not treated as previously surrendered by the Policy Owner, the excess generally will be treated as ordinary income.

You should seek competent tax advice on the tax consequences of taking loans, making a partial or total surrender or making any material modifications to your Policy.

MULTIPLE POLICIES. The Code further provides that multiple modified endowment contracts that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one modified endowment contract for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. You should consult a tax adviser prior to purchasing more than one modified endowment contract in any calendar year period.

TAX TREATMENT OF ASSIGNMENTS. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser if you wish to assign or change the owner of your Policy.

QUALIFIED PLANS. The Policies may be used in conjunction with certain qualified plans. Because the rules governing such use are complex, you should not do so until you have consulted a competent qualified plans consultant.

INCOME TAX WITHHOLDING
All distributions or the portion thereof which is includable in gross income of the Policy owner are subject to federal income tax withholding. However, the Policy owner in most cases may elect not to have taxes withheld. The Policy owner may be required to pay penalties under the estimated tax rules, if the Policy owner's withholding and estimated tax payments are insufficient.

REPORTS TO OWNERS

Cova will send you semi-annual and annual reports of the investment portfolios. Within 30 days after each Policy Anniversary, Cova will send you an annual statement. The statement will show:

  * the current amount of death benefit payable under the Policy,

  * the current Account Value,

  * the current Cash Surrender Value,

  * current debt,  and

  * all  transactions  previously confirmed.

The statement will also show premiums paid and all charges deducted during the Policy Year.

Cova will mail you a confirmation within seven days of the transaction of:

   (a) the receipt of premium;

   (b) any transfer between investment portfolios;

   (c) any loan, interest  repayment, or loan  repayment;

   (d) any surrender;

   (e) exercise of the free look privilege; and

   (f) payment of the death benefit under the Policy.

Upon request, you are entitled to a receipt of premium payment.

LEGAL PROCEEDINGS
There are no legal proceedings to which the Separate Account or the Distributor is a party or to which the assets of the Separate Account are subject. Cova is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

EXPERTS

The consolidated balance sheets of the Company as of December 31, 1998 and 1997, and the related consolidated statements of income, shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1998, and the statement of assets and liabilities of the Separate Account as of December 31, 1998, and the related statements of operations and changes in net assets for the year then ended, have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

FINANCIAL STATEMENTS


                                  COVA VARIABLE
                                LIFE ACCOUNT ONE

                              Financial Statements

                                December 31, 1998

                   (With Independent Auditors' Report Thereon)



                          INDEPENDENT AUDITORS' REPORT



     The Contract Owners of Cova Variable Life Account One, Board of Directors and Shareholder of Cova Financial Services Life Insurance Company:


     We have audited the accompanying statement of assets and liabilities of the Bond Debenture, Developing Growth, Large Cap Research, Mid Cap Value, Quality Bond, Small Cap Stock, Large Cap Stock, Select Equity, and International Equity sub-accounts (investment options within the Cova Series Trust), the Growth and Income sub-account (investment option within the Lord Abbett Series Fund, Inc.), and the Money Market sub-account (investment option within the General American Capital Company) of Cova Variable Life Account One of Cova Financial Services Life Insurance Company (the Separate Account) as of December 31, 1998 and the related statement of operations and statement of changes in net assets for the period from commencement of operations through December 31, 1998. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the sub-accounts of Cova Variable Life Account One of Cova Financial Services Life Insurance Company as of December 31, 1998, and the results of their operations and the changes in their net assets for the period presented, in conformity with generally accepted accounting principles.






     Chicago, Illinois
     March 1, 1999


                         COVA VARIABLE LIFE ACCOUNT ONE

                       Statement of Assets and Liabilities

                                December 31, 1998


Assets:
    Investments:
       Cova Series Trust (Trust):
          Bond Debenture Portfolio - 13,423 shares at a net asset value of $12.38 per share
            (cost $161,009)                                                                                     $      166,190
          Developing Growth Portfolio - 12,034 shares at a net asset value of $11.24 per share
            (cost $113,370)                                                                                            135,268
          Large Cap Research Portfolio - 10,807 shares at a net asset value of $11.96 per share
            (cost $117,490)                                                                                            129,301
          Mid-Cap Value Portfolio - 15,251 shares at a net asset value of $10.58 per share
            (cost $148,807)                                                                                            161,394
          Quality Bond Portfolio - 12,152 shares at a net asset value of $11.02 per share
            (cost $133,651)                                                                                            133,906
          Small Cap Stock Portfolio - 10,140 shares at a net asset value of $11.98 per share
            (cost $102,930)                                                                                            121,504
          Large Cap Stock Portfolio - 14,203 shares at a net asset value of $18.12 per share
            (cost $212,598)                                                                                            257,293
          Select Equity Portfolio - 29,716 shares at a net asset value of $16.08 per share
            (cost $412,371)                                                                                            477,727
          International Equity Portfolio - 7,021 shares at a net asset value of $12.86 per share
            (cost $88,498)                                                                                              90,276

       Lord Abbett Series Fund, Inc. (Lord Abbett) Growth and Income Portfolio - 32,104 shares at a
          net asset value of $20.65 per share (cost $637,439)                                                          662,911

       General American Capital Company (GACC) Money Market Portfolio  - 26,049 shares at a
          net asset value of $19.25 per share (cost $497,220)                                                          501,460
                                                                                                                  -------------

                  Total assets                                                                                  $    2,837,230
                                                                                                                  =============


Liabilities:
    GACC Money Market                                                                                           $       50,258
                                                                                                                  =============


Net assets:
    Trust Bond Debenture - 16,194 accumulation units at $10.262336 per unit                                     $      166,190
    Trust Developing Growth - 13,726 accumulation units at $9.855135 per unit                                          135,268
    Trust Large Cap Research -11,784 accumulation units at $10.972618 per unit                                         129,301
    Trust Mid-Cap Value - 16,852 accumulation units at $9.576906 per unit                                              161,394
    Trust Quality Bond - 12,494 accumulation units at $10.717509 per unit                                              133,906
    Trust Small Cap Stock - 13,665 accumulation units at $8.891377 per unit                                            121,504
    Trust Large Cap Stock - 21,202 accumulation units at $12.135469 per unit                                           257,293
    Trust Select Equity - 41,611 accumulation units at $11.480648 per unit                                             477,727
    Trust International Equity - 8,549 accumulation units at $10.560451 per unit                                        90,276
    Lord Abbett Growth and Income - 62,078 accumulation units at $10.678727 per unit                                   662,911
    GACC Money Market - 43,101 accumulation units at $10.468518 per unit                                               451,202
                                                                                                                  -------------

                  Net assets                                                                                    $    2,786,972
                                                                                                                  =============

See accompanying notes to financial statements.

                         COVA VARIABLE LIFE ACCOUNT ONE

                             Statement of Operations

                         Period ended December 31, 1998




                                                                                                       Trust
                                           -----------------------------------------------------------------------------------
                                                                                Large         Mid-                   Small

                                               Bond          Developing          Cap          Cap       Quality       Cap
                                               Debenture       Growth           Research     Value        Bond       Stock
                                           -------------------------------  -------------------------   ---------  ----------


Income -
    dividends                            $         191               --             126           61          94           3
                                           --------------  ---------------  -------------   ---------   ---------  ----------

Realized gain (loss) on investments:
    Realized gain (loss) on sale of
       fund shares                                  --              (56)            (59)         (60)          8         258
    Realized gain distributions                     74                3              --           --          --          76
                                           --------------  ---------------  -------------   ---------   ---------  ----------

Net realized gain (loss)                            74              (53)            (59)         (60)          8         334
                                           --------------  ---------------  -------------   ---------   ---------  ----------

Change in unrealized appreciation
    during the year                              5,181           21,898          11,811       12,587         255      18,574
                                           --------------  ---------------  -------------   ---------   ---------  ----------

Net increase in net assets from
    operations                           $       5,446           21,845          11,878       12,588         357      18,911
                                           ==============  ===============  =============   =========   =========  ==========


See accompanying notes to financial statements.

                         COVA VARIABLE LIFE ACCOUNT ONE

                             Statement of Operations

                         Period ended December 31, 1998




                                                                  Trust                   Lord Abbett
                                          -------------------------------------------  ----------------
                                             Large                                          Growth           GACC
                                                                                                          -----------
                                              Cap        Select      International           and            Money
                                             Stock       Equity          Equity             Income          Market          Total
                                           ----------   ----------  -----------------  -----------------  -----------    ---------

Income -
    dividends                            $        23           25            652               8,782               -         9,957
                                           ----------   ----------  -----------------  -----------------  -----------   ----------

Realized gain (loss) on investments:
    Realized gain (loss) on sale of
       fund shares                               467          112           (117)                 40          12,085        12,678
    Realized gain distributions                   76          503              8              28,237               -        28,977
                                           ----------   ----------  -----------------  -----------------  ----------   -----------

Net realized gain (loss)                         543          615           (109)             28,277          12,085        41,655
                                           ----------   ----------  -----------------  -----------------  -----------   -----------

Change in unrealized appreciation
    during the year                           44,695       65,356          1,778              25,472           4,240       211,847
                                           ----------   ----------  -----------------  -----------------  -----------   -----------

Net increase in net assets from
    operations                           $    45,261       65,996          2,321              62,531          16,325       263,459
                                           ==========   ==========  =================  =================  ===========   ==========


See accompanying notes to financial statements.


                         COVA VARIABLE LIFE ACCOUNT ONE

                       Statement of Changes in Net Assets

                         Period ended December 31, 1998




                                                                                                          Trust
                                                   ------------------------------------------------------------------------------
                                                                                           Large          Mid-
                                                        Bond           Developing           Cap            Cap        Quality
                                                        Debenture        Growth           Research        Value         Bond
                                                   ----------------------------------  --------------  ------------  -----------
Increase in net assets from operations:
      Investment income                          $           191               --               126             61           94
      Net realized gain (loss)                                74              (53)              (59)           (60)           8
      Unrealized appreciation during
         the year                                          5,181           21,898            11,811         12,587          255
                                                   ----------------  ----------------  --------------  ------------  -----------

             Net increase from operations                  5,446           21,845            11,878         12,588          357
                                                   ----------------  ----------------  --------------  ------------  -----------

Contract transactions:
    Payments received from contract
      owners                                                  --               --                --             --           --
    Transfers between sub-accounts, net                  161,726          115,070           119,413        150,800      133,943
    Transfers for contract benefits,
      terminations and insurance charges                    (982)          (1,647)           (1,990)        (1,994)        (394)
                                                   ----------------  ----------------  --------------  ------------  -----------

             Net increase in net assets
                from contract transactions               160,744          113,423           117,423        148,806      133,549
                                                   ----------------  ----------------  --------------  ------------  -----------

             Net increase in net assets                  166,190          135,268           129,301        161,394      133,906

Net assets at beginning of period                             --               --                --             --           --
                                                   ----------------  ----------------  --------------  ------------  -----------

Net assets at end of period                      $       166,190          135,268           129,301        161,394      133,906
                                                   ================  ================  ==============  ============  ===========


See accompanying notes to financial statements.

                                        COVA VARIABLE LIFE ACCOUNT ONE

                                      Statement of Changes in Net Assets

                                        Period ended December 31, 1998




                                                                           Trust
                                                   ------------------------------------------------------------
                                                        Small        Large
                                                         Cap          Cap          Select      International
                                                        Stock        Stock         Equity          Equity
                                                      -----------  -----------   -----------  -----------------
Increase in net assets from
    operations:
      Investment income                          $             3           23            25             652
      Net realized gain (loss)                               334          543           615            (109)
      Unrealized appreciation during
         the year                                         18,574       44,695        65,356           1,778
                                                      -----------  -----------   -----------  -----------------

             Net increase from operations                 18,911       45,261        65,996           2,321
                                                      -----------  -----------   -----------  -----------------

Contract transactions:
    Payments received from contract
      owners                                                   -            -             -               -
    Transfers between sub-accounts, net                  105,943      216,611       417,562          91,449
    Transfers for contract benefits,
      terminations and insurance charges                  (3,350)      (4,579)       (5,831)         (3,494)
                                                      -----------  -----------   -----------  -----------------

             Net increase in net assets
                from contract transactions               102,593      212,032       411,731          87,955
                                                      -----------  -----------   -----------  -----------------

             Net increase in net assets                  121,504      257,293       477,727          90,276

Net assets at beginning of period                              -            -             -               -
                                                      -----------  -----------   -----------  -----------------

Net assets at end of period                      $       121,504      257,293       477,727          90,276
                                                      ===========  ===========   ===========  =================

See accompanying notes to financial statements.


                                      COVA VARIABLE LIFE ACCOUNT ONE

                                    Statement of Changes in Net Assets

                                      Period ended December 31, 1998




                                                      Lord Abbett
                                                  -----------------
                                                      Growth            GACC
                                                                    --------------
                                                       and              Money
                                                      Income           Market            Total
                                                  ----------------  --------------  -----------------
Increase in net assets from
    operations:
      Investment income                          $       8,782                  -              9,957
      Net realized gain (loss)                          28,277             12,085             41,655
      Unrealized appreciation during
         the year                                       25,472              4,240            211,847
                                                  ----------------  --------------  -----------------

             Net increase from operations               62,531             16,325            263,459
                                                  ----------------  --------------  -----------------

Contract transactions:
    Payments received from contract
      owners                                                 -          2,605,542          2,605,542
    Transfers between sub-accounts, net                607,811         (2,120,328)                 -
    Transfers for contract benefits,
      terminations and insurance charges                (7,431)           (50,337)           (82,029)
                                                  ----------------  --------------  -----------------

             Net increase in net assets
                from contract transactions             600,380            434,877          2,523,513
                                                  ----------------  --------------  -----------------

             Net increase in net assets                662,911            451,202          2,786,972

Net assets at beginning of period                            -                  -                  -
                                                  ----------------  --------------  -----------------

Net assets at end of period                      $     662,911            451,202          2,786,972
                                                  ================  ==============  =================

See accompanying notes to financial statements.



                         COVA VARIABLE LIFE ACCOUNT ONE

                          Notes to Financial Statements

                                                           December 31, 1998

  (1)   ORGANIZATION

        Cova Variable Life Account One (the Separate Account), a unit investment trust registered under the Investment Company Act of 1940 as amended, was established by Cova Financial Services Life Insurance Company (Cova) and exists in accordance with the regulations of the Missouri Department of Insurance. The Separate Account is a funding vehicle for variable life contracts issued by Cova. The Separate Account is divided into sub-accounts with the assets of each sub-account invested in the corresponding portfolios of the following investment companies:


        Cova Series Trust (Trust)                               9 portfolios
        Lord Abbett Series Fund, Inc. (Lord Abbett)             1 portfolio
        General American Capital Company (GACC)                 1 portfolio

        Each investment company is a diversified, open-end, management investment company registered under the Investment Company Act of 1940 as amended. Not all sub-accounts are available for investment depending upon the terms of the variable life contracts offered for sale by Cova.

        The Separate Account commenced operations on February 26, 1998 and the sub-accounts commenced operations as follows:

        Trust Bond Debenture                April 13, 1998        Trust Large Cap Stock              April 13, 1998
        Trust Developing Growth             April 16, 1998        Trust Select Equity                March 23, 1998
        Trust Large Cap Research            May 4, 1998           Trust International Equity         March 23, 1998
        Trust Mid-Cap Value                 March 23, 1998        Lord Abbett Growth and Income      March 23, 1998
        Trust Quality Bond                  April 13, 1998        GACC Money Market                  February 26, 1998
        Trust Small Cap Stock               April 13, 1998

  (2)   SIGNIFICANT ACCOUNTING POLICIES

        (A)   INVESTMENT VALUATION

              Investments made in the portfolios of the investment companies are valued at the reported net asset value of such portfolios, which value their investment securities at fair value. The average cost method is used to compute the realized gains and losses on the sale of portfolio shares owned by the sub-accounts. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

        (B)   REINVESTMENT OF DIVIDENDS

              With the exception of the GACC Money Market Fund, dividends and gains from realized gain distributions are reinvested in additional shares of the portfolio.

              GACC follows the Federal income tax practice known as consent dividending, whereby substantially all of its net investment income and realized capital gains are deemed to pass through to the Separate Account. As a result, GACC does not distribute dividends and realized gains. During December of each year, the accumulated net investment income and realized capital gains of the GACC Money Market Fund are allocated to the Separate Account by increasing the cost basis and recognizing a capital gain in the Separate Account.


        (C)   FEDERAL INCOME TAXES

              The operations of the Separate Account are included in the federal income tax return of Cova, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code (IRC). Under current IRC provisions, Cova believes it will be treated as the owner of the Separate Account assets for federal income tax purposes and does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited to the variable life contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

  (3)   CONTRACT CHARGES AND FEES

        There are contract charges and fees associated with the variable life insurance policy that are deducted from the policy account value that reduce the return on investment.

        (A)   INSURANCE CHARGES

              The insurance charges are: (1) mortality and expense risk, (2) administrative, (3) tax expense, and (4) cost of insurance. These charges are deducted from the policy account value on a monthly basis.

              For the first 10 years, the mortality and expense charge is equal, on an annual basis, to 0.90% of the policy account value, 1/12 of which is deducted each month. In succeeding years, the mortality and expense charge is equal, on an annual basis, to 0.75% of the policy account value, 1/12 of which is deducted each month. The administrative charge is equal, on an annual basis, to 0.40% of the policy account value, 1/12 of which is deducted each month. In 1998, mortality and expense risk and administrative charges of $12,998 were deducted from the contract values in the Separate Account.

              During the first 10 years, a tax expense charge is deducted. The tax expense charge is equal, on an annual basis, to 0.40% (.15% for federal tax and .25% for premium tax) of the policy account value, 1/12 of which is deducted each month. Premium taxes range from 0% to 4%. The premium tax charge is assessed regardless of the owner's actual state or local jurisdiction. In 1998, tax expense charges of $4,029 were deducted from the contract values in the Separate Account.

              The cost of insurance charge deducted each month from the policy account value depends upon the sex, age, and rating classification of the insured and whether the initial premium is 100% of the Maximum Premium Limit. In 1998, cost of insurance charges of $6,363 were deducted from the contract values in the Separate Account.

        (B)   SURRENDER CHARGES

              During the first 10 years, a surrender charge is deducted on withdrawals in excess of the Annual Withdrawal Amount. The surrender charge is a percentage of the premium surrendered as follows:

              policy years                      1-3        7.5%
              policy year                        4         6.0%
              policy year                        5         5.0%
              policy year                        6         4.0%
              policy year                        7         3.0%
              policy year                        8         2.0%
              policy year                        9         1.0%
              policy year                       10+        0.0%

              In 1998, no surrender charges were deducted from the contract values in the Separate Account.

              During the first 10 years, a deferred premium tax charge is deducted on premium surrendered. The deferred premium tax charge is a percentage of the premium surrendered as follows:

              policy year                        1         2.25%
              policy year                        2         2.00%
              policy year                        3         1.75%
              policy year                        4         1.50%
              policy year                        5         1.25%
              policy year                        6         1.00%
              policy year                        7         0.75%
              policy year                        8         0.50%
              policy year                        9         0.25%
              policy year                       10+        0.00%

              In 1998, no deferred premium tax charges were deducted from the contract values in the Separate Account.

        (C)   CONTRACT FEES

              An annual contract maintenance fee of $30 is imposed on all variable life contracts with contract values less than $50,000 on their policy anniversary. This fee covers the cost of contract administration for the previous year and is prorated between the sub-accounts to which the contract value is allocated. In 1998, there were no contract maintenance fees deducted from the contract values in the Separate Account.

              Subject to certain restrictions, the contract owner may transfer all or a part of the accumulated value of the contract among the available sub-accounts of the Separate Account. If more than 12 transfers have been made in the contract year, a transfer fee of $25 per transfer or, if less, 2% of the amount transferred, will be deducted from the contract account value. Transfers made in the Dollar Cost Average program are not subject to the transfer fee. In 1998, there were no transfer fees deducted from the contract values in the Separate Account.

  (4)   SUBSEQUENT EVENT

        On January 8, 1999, the Lord Abbett Growth and Income sub-account ceased operations and its assets were transferred to the Trust Lord Abbett Growth and Income sub-account which commenced operations on January 8, 1999. The Trust Lord Abbett Growth and Income sub-account invests in the Trust Lord Abbett Growth and Income Portfolio which commenced operations on January 8, 1999. The Trust Lord Abbett Growth and Income Portfolio is managed by Lord Abbett who also manages the Lord Abbett Growth and Income Portfolio.


  (5)   TOTAL RETURN

        The total return for each sub-account since commencement of operations through December 31, 1998 follows:

        Trust Bond Debenture                                          0.78%
        Trust Developing Growth                                      (5.41)%
        Trust Large Cap Research                                      4.31%
        Trust Mid-Cap Value                                          (6.17)%
        Trust Quality Bond                                           (6.22)%
        Trust Small Cap Stock                                       (14.87)%
        Trust Large Cap Stock                                        13.96%
        Trust Select Equity                                           9.65%
        Trust International Equity                                    1.80%
        Lord Abbett Growth and Income                                 2.09%
        GACC Money Market                                             4.69%



  (6)   REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION

        The table below summarizes the realized gain (loss) on the sale of fund shares and the change in unrealized appreciation since commencement of operations through December 31, 1998.

                Realized gain (loss) on sale of fund shares:
                    Trust Bond Debenture:
                       Aggregate proceeds from sales of fund shares                      $            527
                       Aggregate cost of fund shares redeemed                                         527
                                                                                             --------------

                              Realized gain (loss)                                       $              --
                                                                                             ==============

                    Trust Developing Growth:
                       Aggregate proceeds from sales of fund shares                      $          1,194
                       Aggregate cost of fund shares redeemed                                       1,250
                                                                                             --------------

                              Realized gain (loss)                                       $            (56)
                                                                                             ==============

                    Trust Large Cap Research:
                       Aggregate proceeds from sales of fund shares                      $          1,809
                       Aggregate cost of fund shares redeemed                                       1,868
                                                                                             --------------

                              Realized gain (loss)                                       $            (59)
                                                                                             ==============

                Realized gain (loss) on sale of fund shares, continued:
                    Trust Mid-Cap Value:
                       Aggregate proceeds from sales of fund shares                      $          1,646
                       Aggregate cost of fund shares redeemed                                       1,706
                                                                                             --------------

                              Realized gain (loss)                                       $            (60)
                                                                                             ==============

                    Trust Quality Bond:
                       Aggregate proceeds from sales of fund shares                      $            890
                       Aggregate cost of fund shares redeemed                                         882
                                                                                             --------------

                              Realized gain (loss)                                       $              8
                                                                                             ==============

                    Trust Small Cap Stock:
                       Aggregate proceeds from sales of fund shares                      $          3,110
                       Aggregate cost of fund shares redeemed                                       2,852
                                                                                             --------------

                              Realized gain (loss)                                       $            258
                                                                                             ==============

                    Trust Large Cap Stock:
                       Aggregate proceeds from sales of fund shares                      $          4,336
                       Aggregate cost of fund shares redeemed                                       3,869
                                                                                             --------------

                              Realized gain (loss)                                       $            467
                                                                                             ==============

                    Trust Select Equity:
                       Aggregate proceeds from sales of fund shares                      $          2,999
                       Aggregate cost of fund shares redeemed                                       2,887
                                                                                             --------------

                              Realized gain (loss)                                       $            112
                                                                                             ==============

                    Trust International Equity:
                       Aggregate proceeds from sales of fund shares                      $          3,170
                       Aggregate cost of fund shares redeemed                                       3,287
                                                                                             --------------

                              Realized gain (loss)                                       $           (117)
                                                                                             ==============

                    Lord Abbett Growth and Income:
                       Aggregate proceeds from sales of fund shares                                 3,786
                       Aggregate cost of fund shares redeemed                                       3,746
                                                                                             --------------

                              Realized gain (loss)                                       $             40
                                                                                             ==============

                Realized gain (loss) on sale of fund shares, continued:
                    GACC Money Market:
                       Aggregate proceeds from sales of fund shares                      $      2,041,400
                       Aggregate cost of fund shares redeemed                                   2,029,315
                                                                                             --------------

                              Realized gain (loss)                                       $         12,085
                                                                                             ==============

                Unrealized appreciation:
                    Trust Bond Debenture:
                       Appreciation, end of period                                       $          5,181
                       Appreciation, beginning of period                                                --
                                                                                             --------------

                              Unrealized appreciation                                    $          5,181
                                                                                             ==============

                    Trust Developing Growth:
                       Appreciation, end of period                                       $         21,898
                       Appreciation, beginning of period                                               --
                                                                                             --------------

                              Unrealized appreciation                                    $         21,898
                                                                                             ==============

                    Trust Large Cap Research:
                       Appreciation, end of period                                       $         11,811
                       Appreciation, beginning of period                                                --
                                                                                             --------------

                              Unrealized appreciation                                    $         11,811
                                                                                             ==============

                    Trust Mid-Cap Value:
                       Appreciation, end of period                                       $         12,587
                       Appreciation, beginning of period                                                --
                                                                                             --------------

                              Unrealized appreciation                                    $         12,587
                                                                                             ==============

                    Trust Quality Bond:
                       Appreciation, end of period                                       $            255
                       Appreciation, beginning of period                                                --
                                                                                             --------------

                              Unrealized appreciation                                    $            255
                                                                                             ==============

                    Trust Small Cap Stock:
                       Appreciation, end of period                                       $         18,574
                       Appreciation, beginning of period                                                --
                                                                                             ==============

                              Unrealized appreciation                                    $         18,574
                                                                                             ==============

                         COVA VARIABLE LIFE ACCOUNT ONE

                          Notes to Financial Statements

                                December 31, 1998

                Unrealized appreciation, continued:
                    Trust Large Cap Stock:
                       Appreciation, end of period                                       $         44,695
                       Appreciation, beginning of period                                                --
                                                                                             --------------

                              Unrealized appreciation                                    $         44,695
                                                                                             ==============

                    Trust Select Equity:
                       Appreciation, end of period                                       $         65,356
                       Appreciation, beginning of period                                                --
                                                                                             --------------

                              Unrealized appreciation                                    $         65,356
                                                                                             ==============

                    Trust International Equity:
                       Appreciation, end of period                                       $          1,778
                       Appreciation, beginning of period                                                --
                                                                                             --------------

                              Unrealized appreciation                                    $          1,778
                                                                                             ==============

                    Lord Abbett Growth and Income:
                       Appreciation, end of period                                       $         25,472
                       Appreciation, beginning of period                                                --
                                                                                             --------------

                              Unrealized appreciation                                    $         25,472
                                                                                             ==============

                    GACC Money Market:
                       Appreciation, end of period                                       $          4,240
                       Appreciation, beginning of period                                                --
                                                                                             --------------

                              Unrealized appreciation                                    $          4,240
                                                                                             ==============


                         COVA VARIABLE LIFE ACCOUNT ONE

                          Notes to Financial Statements

                                December 31, 1998




(7)   UNIT TRANSACTIONS

      The change in the number of accumulation units is as follows:

                                                                                     Trust
                                              -------------------------------------------------------------------------------------
                                                                                    Large        Mid-                    Small
                                                  Bond          Developing           Cap          Cap       Quality       Cap
                                                  Debenture       Growth            Research     Value       Bond        Stock
                                              --------------------------------  -------------------------  ----------  ----------
Unit balance at beginning of period
    Contract units purchased                           --               --               --           --          --          --
    Contract units transferred, net                16,292           13,928           11,988       17,077      12,531      14,067
    Contract units redeemed                           (98)            (202)            (204)        (225)        (37)       (402)
                                              --------------  ----------------  -------------  ----------  ----------  ----------

Unit balance at end of period                      16,194           13,726           11,784       16,852      12,494      13,665
                                              ==============  ================  =============  ==========  ==========  ==========

                         COVA VARIABLE LIFE ACCOUNT ONE

                          Notes to Financial Statements

                                December 31, 1998

(7)   UNIT TRANSACTIONS

      The change in the number of accumulation units is as follows:

                                                                 Trust                                 Lord Abbett
                                              ---------------------------------------------  ------------------------------
                                                    Large                                        Growth           GACC
                                                                                                               ------------
                                                     Cap        Select      International          and            Money
                                                    Stock       Equity         Equity            Income          Market
                                              --   ---------   ---------   ----------------  ----------------  ------------
Unit balance at beginning of period
    Contract units purchased                             --          --             --                 --          303,667
    Contract units transferred, net                  21,607      42,165          8,896             62,823         (205,485)
    Contract units redeemed                            (405)       (554)          (347)              (745)         (55,081)
                                              --   ---------   ---------   ----------------  ----------------  ------------

Unit balance at end of period                        21,202      41,611          8,549             62,078           43,101
                                              ==   =========   =========   ================  ================  ============






                             COVA FINANCIAL SERVICES
                     LIFE INSURANCE COMPANY AND SUBSIDIARIES
                 (a wholly owned subsidiary of Cova Corporation)

                        Consolidated Financial Statements

                        December 31, 1998, 1997, and 1996

                   (With Independent Auditors' Report Thereon)




                          INDEPENDENT AUDITORS' REPORT



     The Board of Directors and Shareholder
     Cova Financial Services Life Insurance Company:


     We have audited the accompanying consolidated balance sheets of Cova Financial Services Life Insurance Company and subsidiaries (a wholly owned subsidiary of Cova Corporation) (the Company) as of December 31, 1998 and 1997, and the related consolidated statements of income, shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Cova Financial Services Life Insurance Company and subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.





     March 4, 1999

                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                 (a wholly owned subsidiary of Cova Corporation)

                           Consolidated Balance Sheets

                           December 31, 1998 and 1997


                                       ASSETS                                              1998           1997
                                                                                       -------------  -------------
                                                                                             (IN THOUSANDS)
Investments:
    Debt securities available-for-sale, at fair value (cost of
      $1,375,198 in 1998 and $1,269,362 in 1997)                                     $    1,371,513      1,280,247
    Equity securities, at fair value                                                          9,037             --
    Mortgage loans, net of allowance for potential loan loss
      of $510 in 1998 and $237 in 1997                                                      312,865        348,206
    Policy loans                                                                             26,295         24,228
                                                                                       -------------  -------------

             Total investments                                                            1,719,710      1,652,681


Cash and cash equivalents - interest-bearing                                                 94,770         12,910
Cash - noninterest-bearing                                                                    5,008          3,666
Receivable from sale of securities                                                            5,845          1,870
Accrued investment income                                                                    21,505         20,602
Deferred policy acquisition costs                                                           131,973         84,326
Present value of future profits                                                              42,230         41,486
Goodwill                                                                                     18,585         19,717
Deferred tax asset, net                                                                       4,786          7,933
Receivable from OakRe                                                                       720,904      1,426,261
Due from affiliates                                                                         246,198        127,599
Other assets                                                                                    829          2,184
Separate account assets                                                                   1,832,396      1,108,125
                                                                                       -------------  -------------

             Total assets                                                            $    4,844,739      4,509,360
                                                                                       =============  =============


See accompanying notes to consolidated financial statements.

                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                 (a wholly owned subsidiary of Cova Corporation)

                     Consolidated Balance Sheets, Continued

                           December 31, 1998 and 1997


                       LIABILITIES AND SHAREHOLDER'S EQUITY                               1998            1997
                                                                                       ------------   -------------
                                                                                             (IN THOUSANDS)
Liabilities:
    Policyholder deposits                                                            $   2,643,124       3,098,287
    Future policy benefits                                                                  54,336          38,361
    Payable on return of collateral on loaned securities                                    25,923              --
    Payable on purchase of securities                                                        1,040           7,261
    Federal and state income taxes payable                                                     446           1,312
    Accounts payable and other liabilities                                                  18,714          21,912
    Future purchase price payable to OakRe                                                   6,976          12,173
    Guaranty fund assessments                                                                9,700           9,700
    Separate account liabilities                                                         1,832,394       1,107,816
                                                                                       ------------   -------------

             Total liabilities                                                           4,592,653       4,296,822
                                                                                       ------------   -------------

Shareholder's equity:
    Common stock, $2 par value.  (Authorized
      5,000,000 shares; issued and outstanding
      2,899,466 shares in 1998 and 1997)                                                      5,799           5,799
    Additional paid-in capital                                                             220,491         191,491
    Retained earnings                                                                       26,410          12,516
    Accumulated other comprehensive
      income - net of tax                                                                     (614)          2,732
                                                                                       ------------   -------------

             Total shareholder's equity                                                    252,086         212,538
                                                                                       ------------   -------------

             Total liabilities and shareholder's equity                              $   4,844,739       4,509,360
                                                                                       ============   =============


See accompanying notes to consolidated financial statements.

                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                 (a wholly owned subsidiary of Cova Corporation)

                        Consolidated Statements of Income

                  Years ended December 31, 1998, 1997, and 1996


                                                             1998         1997        1996
                                                          -----------  -----------  ----------
                                                                    (in thousands)
Revenues:
    Premiums                                            $     23,875        9,368       3,154
    Net investment income                                    127,812      111,661      70,629
    Net realized gains (losses) on sales
      of investments                                          (1,600)         563         472
    Separate account fees                                     20,820       12,455       7,205
    Other income                                               5,372        4,950       3,304
                                                          -----------  -----------  ----------

             Total revenues                                  176,279      138,997      84,764
                                                          -----------  -----------  ----------

Benefits and expenses:
    Interest on policyholder deposits                         93,759       81,129      50,100
    Current and future policy benefits                        25,225       11,496       5,130
    Operating and other expenses                              27,190       21,758      16,557
    Amortization of purchased
      intangible assets                                        3,445        3,668       2,332
    Amortization of deferred policy
      acquisition costs                                        9,393        6,307       4,389
                                                          -----------  -----------  ----------

             Total benefits and expenses                     159,012      124,358      78,508
                                                          -----------  -----------  ----------

             Income before income taxes                       17,267       14,639       6,256
                                                          -----------  -----------  ----------

Income tax expense (benefit):
    Current                                                   (1,576)       1,951       1,740
    Deferred                                                   4,949        3,710         915
                                                          -----------  -----------  ----------

             Total income tax expense                          3,373        5,661       2,655
                                                          -----------  -----------  ----------

             Net income                                 $     13,894        8,978       3,601
                                                          ===========  ===========  ==========


See accompanying notes to consolidated financial statements.

                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                 (a wholly owned subsidiary of Cova Corporation)

                 Consolidated Statements of Shareholder's Equity

                  Years ended December 31, 1998, 1997, and 1996


                                                                              1998          1997         1996
                                                                           -----------   -----------  -----------
                                                                                      (in thousands)
Common stock, balance at beginning
    and end of period                                                    $      5,799         5,799        5,799
                                                                           -----------   -----------  -----------

Additional paid-in capital:
    Balance at beginning of period                                            191,491       166,491      129,586
    Capital contribution                                                       29,000        25,000       36,905
                                                                           -----------   -----------  -----------

Balance at end of period                                                      220,491       191,491      166,491
                                                                           -----------   -----------  -----------

Retained earnings (deficit):
    Balance at beginning of period                                             12,516         3,538          (63)
    Net income                                                                 13,894         8,978        3,601
                                                                           -----------   -----------  -----------

Balance at end of period                                                       26,410        12,516        3,538
                                                                           -----------   -----------  -----------

Accumulated other comprehensive income:
    Balance at beginning of period                                              2,732          (784)       2,764
    Change in unrealized appreciation
      (depreciation) of debt and equity
      securities                                                              (14,571)       14,077      (13,915)
    Deferred federal income tax impact                                          1,801        (1,893)       1,910
    Change in deferred policy acquisition costs attributable
      to unrealized depreciation (appreciation)                                 6,996        (5,342)       1,561
    Change in present value of future profits
      attributable to unrealized depreciation (appreciation)                    2,428        (3,326)       6,896
                                                                           -----------   -----------  -----------

Balance at end of period                                                         (614)        2,732         (784)
                                                                           -----------   -----------  -----------

             Total shareholder's equity                                  $    252,086       212,538      175,044
                                                                           ===========   ===========  ===========

Total comprehensive income:
    Net income                                                           $     13,894         8,978        3,601
    Other comprehensive income (change in net unrealized
      appreciation (depreciation) of debt and equity securities)               (3,346)        3,516       (3,548)
                                                                           -----------   -----------  -----------

             Total comprehensive income                                  $     10,548        12,494           53
                                                                           ===========   ===========  ===========


See accompanying notes to consolidated financial statements.

                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                 (a wholly owned subsidiary of Cova Corporation)

                      Consolidated Statements of Cash Flows

                  Years ended December 31, 1998, 1997, and 1996


                                                                             1998          1997          1996
                                                                         -------------  ------------  ------------
                                                                                             (in thousands)
Reconciliations of net income to net cash provided by
  operating activities:
      Net income                                                       $       13,894         8,978         3,601
      Adjustments to reconcile net income to net
        cash provided by operating activities:
           Increase in future policy benefits                                  15,975         6,019           680
           Increase (decrease) in payables and
             accrued liabilities                                               (3,198)       (1,194)        2,900
           Increase in accrued investment income                                 (903)       (5,591)       (4,778)
           Amortization of intangible assets and                               12,838         9,975         6,721
             deferred policy acquisition costs
           Amortization and accretion of securities
             premiums and discounts                                            (1,767)        1,664         2,751
           Recapture commissions paid to OakRe                                 (5,197)       (4,837)       (4,483)
           Net realized loss (gain) on sale of investments                      1,600          (563)         (472)
           Interest accumulated on policyholder deposits                       93,759        81,129        50,100
           Increase (decrease) in current and
             deferred federal income taxes                                      2,281         5,917          (351)
           Separate account net income                                            (12)       (2,637)       (2,008)
           Commissions and expenses deferred                                  (50,044)      (46,142)      (34,803)
           Other                                                               (3,566)       (3,537)         (578)
                                                                         -------------  ------------  ------------

             Net cash provided by operating activities                         75,660        49,181        19,280
                                                                         -------------  ------------  ------------

Cash flows from investing activities:
    Cash used in the purchase of investment securities                       (733,049)     (809,814)     (715,274)
    Proceeds from investment securities sold and matured                      642,481       382,783       262,083
    Other                                                                      (1,159)       15,400       (14,166)
                                                                         -------------  ------------  ------------

             Net cash used in investing activities                     $      (91,727)     (411,631)     (467,357)
                                                                         -------------  ------------  ------------


See accompanying notes to consolidated financial statements.

                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                 (a wholly owned subsidiary of Cova Corporation)

                Consolidated Statements of Cash Flows, Continued

                  Years ended December 31, 1998, 1997, and 1996


                                                                                  1998          1997          1996
                                                                              -------------  ------------  ------------
                                                                                                  (in thousands)
Cash flows from financing activities:
    Policyholder deposits                                                   $    1,014,075       841,174       446,784
    Transfers from OakRe                                                           812,520       637,168       574,010
    Transfer to separate accounts                                                 (789,872)     (450,303)     (126,797)
    Return of policyholder deposits                                               (889,202)     (597,425)     (491,025)
    Proceeds from security collaterals on securities lending                        25,923            --            --
    Transfers to RGA                                                              (103,175)     (120,411)           --
    Capital contributions received                                                  29,000        25,000        20,000
                                                                              -------------  ------------  ------------

             Net cash provided by financing activities                              99,269       335,203       422,972
                                                                              -------------  ------------  ------------

             Increase (decrease) in cash and
               cash equivalents                                                     83,202       (27,247)      (25,105)

Cash and cash equivalents at beginning of period                                    16,576        43,823        62,256
CFLIC contributed cash (note 9)                                                         --            --         6,672
                                                                              -------------  ------------  ------------

Cash and cash equivalents at end of period                                  $       99,778        16,576        43,823
                                                                              =============  ============  ============

See accompanying notes to consolidated financial statements.


                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                 (a wholly owned subsidiary of Cova Corporation)

                   Notes to Consolidated Financial Statements

                        December 31, 1998, 1997, and 1996



  (1)   NATURE OF BUSINESS AND ORGANIZATION

              NATURE OF THE BUSINESS

              Cova Financial Services Life Insurance Company (CFSLIC) and subsidiaries (the Company) market and service single premium deferred annuities, immediate annuities, variable annuities, term life, single premium variable universal life, and single premium whole life insurance policies. The Company is licensed to do business in 47 states and the District of Columbia. Most of the policies issued present no significant mortality nor longevity risk to the Company, but rather represent investment deposits by the policyholders. Single premium whole life insurance policies provide policy beneficiaries with mortality benefits amounting to a multiple, which declines with age, of the original premium.

              Under the deferred fixed annuity contracts, interest rates credited to policyholder deposits are guaranteed by the Company for periods from one to ten years, but in no case may renewal rates be less than 3%. The Company may assess surrender fees against amounts withdrawn prior to scheduled rate reset and adjust account values based on current crediting rates. Policyholders also may incur certain federal income tax penalties on withdrawals.

              Under the variable annuity contracts, policyholder deposits are allocated to various separate account sub-accounts or the general accounts. A sub-account is valued at the sum of market values of the securities in its underlying investment portfolio. The contract value allocated to a sub-account will fluctuate based on the performance of the sub-accounts. The contract value allocated to the general accounts is credited with a fixed interest rate for a specified period. The Company may assess surrender fees against amounts withdrawn prior to the end of the withdrawal charge period. Policyholders also may incur certain federal income tax penalties on withdrawals.

              Under the single premium variable life contracts, policyholder deposits are allocated to various separate account sub-accounts. The account value allocated to a sub-account will fluctuate based on the performance of the sub-accounts. The Company guarantees a minimum death benefit to be paid to the beneficiaries upon the death of the insured. The Company may assess surrender fees against amounts withdrawn prior to the end of the surrender charge period. A deferred premium tax may also be assessed against amounts withdrawn in the first ten years. Policyholders may also incur certain federal income tax penalties on withdrawals.

              Under the term life insurance policies, policyholders pay a level premium over a certain period of time to guarantee a death benefit will be paid to the beneficiaries upon the death of the insured. This policy has no cash accumulation available to the policyholder.

              Although the Company markets its products through numerous distributors, including regional brokerage firms, national brokerage firms, and banks, approximately 89%, 73%, and 66% of the Company's sales have been through two specific brokerage firms, A.
              G. Edwards & Sons, Incorporated and Edward Jones & Company in 1998, 1997, and 1996, respectively.

              ORGANIZATION

              CFSLIC, formerly Xerox Financial Services Life Insurance Company (XFSLIC), is a wholly owned subsidiary of Cova Corporation, a subsidiary of General American Life Insurance Company (GALIC), a Missouri domiciled life insurance company. When Cova Corporation purchased CSFLIC from Xerox Financial Services, Inc. (XFSI), a wholly owned subsidiary of Xerox Corporation, it entered into a financing reinsurance transaction with OakRe Life Insurance Company (OakRe), a subsidiary of XFSLIC, to assume the economic benefits and risks of the existing single premium deferred annuity deposits (SPDAs) of CFSLIC. Ownership of OakRe was retained by XFSI subsequent to the sale of XFSLIC and other affiliates. The receivable from OakRe to the Company that was created by this transaction will be liquidated over the remaining crediting rate guaranty periods which will be substantially expired by the end of the year 2000, from the transfer of cash in the amount of the then current account value, less a recapture commission fee to OakRe on policies retained beyond their 30-day-no-fee surrender window by the Company, upon the next crediting rate reset date of each annuity policy. The Company may then reinvest that cash for those policies that are retained and thereafter assume the benefits and risks of those deposits.

              In the event that both OakRe and XFSI default on the receivable, the Company may draw funds from a standby bank irrevocable letter of credit established by XFSI in the amount of $500 million. No funds were drawn on this letter of credit during the periods ended December 31, 1998 and 1997.

              In substance, terms of the agreement have allowed the seller, XFSI, to retain substantially all of the existing financial benefits and risks of the existing business, while the purchaser, GALIC, obtained the corporate operating and product licenses, marketing, and administrative capabilities of the Company and access to the retention of the policyholder deposit base that persists beyond the next crediting rate reset date.

              The Company owns 100% of the outstanding shares of First Cova Life Insurance Company (a New York domiciled insurance company) (FCLIC) and Cova Financial Life Insurance Company (a California domiciled insurance company) (CFLIC). Ownership of CFLIC was obtained on December 31, 1996 as the result of a capital contribution by Cova Corporation. The Company has presented the consolidated financial position and results of operations for its subsidiaries from the dates of actual ownership (see note 9).


  (2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

              DEBT SECURITIES

              Investments in all debt securities with readily determinable market values are classified into one of three categories: held to maturity, trading, or available-for-sale. Classification of investments is based on management's current intent. All debt securities at December 31, 1998 and 1997 were classified as available-for-sale. Securities available-for-sale are carried at fair value, with unrealized holding gains and losses reported as accumulated other comprehensive income in the shareholder's equity, net of deferred effects of income tax and related effects on deferred acquisition costs and present value of future profits.

              Amortization of the discount or premium from the purchase of mortgage-backed bonds is recognized using a level-yield method which considers the estimated timing and amount of prepayments of the underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments previously anticipated and the actual prepayments received and currently anticipated. When such a difference occurs, the net investment in the mortgage-backed bond is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the bond, with a corresponding charge or credit to interest income (the "retrospective method").

              A realized loss is recognized and charged against income if the Company's carrying value in a particular investment in the available-for-sale category has experienced a significant decline in fair value that is deemed to be other than temporary.

              Investment income is recorded when earned. Realized capital gains and losses on the sale of investments are determined on the basis of specific costs of investments and are credited or charged to income. Gains or losses on financial future or option contracts which qualify as hedges of investments are treated as basis adjustments and are recognized in income over the life of the hedged investments.

              EQUITY SECURITIES

              Equity securities represent investments in nonredeemable preferred stock and common stock warrants. These securities are carried at fair value, which is determined primarily through published quotes of trading values. Changes to adjust the carrying value are reported directly in shareholder's equity. Other-than-temporary declines below cost are recorded as realized losses.

              MORTGAGE LOANS AND POLICY LOANS

              Mortgage loans and policy loans are carried at their unpaid principal balances. An allowance for mortgage loan losses is established based on an evaluation of the mortgage loan portfolio, past credit loss experience, and current economic conditions.

              Reserves for loans are established when the Company determines that collection of all amounts due under the contractual terms is doubtful and are calculated in conformity with Statement of Financial Accounting Standards (SFAS) No. 114, Accounting by Creditors for Impairment of a Loan, as amended by SFAS No. 118, Accounting by Creditors for Impairment of a Loan -Income Recognition and Disclosures.

              The Company had no impaired loans, and the valuation allowance for potential losses on mortgage loans was $510,000 and $237,000, at December 31, 1998 and 1997, respectively.

              CASH AND CASH EQUIVALENTS

              Cash and cash equivalents include currency and demand deposits in banks, U.S. Treasury bills, money market accounts, and commercial paper with maturities under 90 days, which are not otherwise restricted.

              SEPARATE ACCOUNT ASSETS

              Separate accounts contain segregated assets of the Company that are specifically assigned to variable annuity or life policyholders in the separate accounts and are not available to other creditors of the Company. The earnings of separate account investments are also assigned to the policyholders in the separate accounts, and are not guaranteed or supported by the other general investments of the Company. The Company earns mortality and expense risk fees from the separate account and assesses withdrawal charges in the event of early withdrawals. Separate account assets are carried at fair value.

              In order to provide for optimum policyholder returns and to allow for the replication of the investment performance of existing "cloned" mutual funds, the Company has periodically transferred capital to the separate account to provide for the initial purchase of investments in new portfolios. As additional funds have been received through policyholder deposits, the Company has periodically reduced its capital investment in the separate accounts. The Company's capital investment in the separate accounts as of December 31, 1998 and 1997, is presented in note 3.

              DEFERRED POLICY ACQUISITION COSTS

              The costs of acquiring new business which vary with and are directly related to the production of new business, principally commissions, premium taxes, sales costs, and certain policy issuance and underwriting costs, are deferred. These deferred costs are amortized in proportion to estimated future gross profits derived from investment income, realized gains and losses on sales of securities, unrealized securities gains and losses, interest credited to accounts, surrender fees, mortality costs, and policy maintenance expenses. The estimated gross profit streams are periodically reevaluated and the unamortized balance of deferred policy acquisition costs is adjusted to the amount that would have existed had the actual experience and revised estimates been known and applied from the inception of the policies and contracts. The amortization and adjustments resulting from unrealized gains and losses are not recognized currently in income but as an offset to the accumulated other comprehensive income component of shareholder's equity. The amortization period is the remaining life of the policies, which is estimated to be 20 years from the date of original policy issue.

              The components of deferred policy acquisition costs are shown below. The effects on deferred policy acquisition costs of the consolidation of CFLIC (see note 9) with the Company are presented separately.

                                                                      1998          1997          1996
                                                                   ------------  ------------ -------------
                                                                               (IN THOUSANDS)
Deferred policy acquisition costs, beginning of period           $    84,326        49,833       14,468
Commissions and expenses deferred                                     50,044        46,142       34,803
Amortization                                                          (9,393)       (6,307)      (4,389)
Deferred policy acquisition costs attributable to
    unrealized depreciation (appreciation)                             6,996        (5,342)       1,561
Effects on deferred policy acquisition costs of CFLIC
    consolidation                                                        --             --        3,390
                                                                   ------------  ------------ -------------

Deferred policy acquisition costs, end of period                 $   131,973        84,326       49,833
                                                                   ============  ============ =============

              PURCHASE-RELATED INTANGIBLE ASSETS AND LIABILITIES

              In accordance with the purchase method of accounting for business combinations, two intangible assets and a future payable related to accrued purchase price consideration were established as of the purchase date.

                  Present Value of Future Profits

                  The Company established an intangible asset which represents the present value of future profits (PVFP) to be derived from both the purchased and transferred blocks of business. Certain estimates were utilized in the computation of this asset including estimates of future policy retention, investment income, interest credited to policyholders, surrender fees, mortality costs, and policy maintenance costs discounted at a pretax rate of 18% (12% net after tax).

                  In addition, as the Company has the option of retaining its SPDA policies after they reach their next interest rate reset date and are recaptured from OakRe, a component of this asset represents estimates of future profits on recaptured business. This asset will be amortized in proportion to estimated future gross profits derived from investment income, realized gains and losses on sales of securities, unrealized securities appreciation and depreciation, interest credited to accounts, surrender fees, mortality costs, and policy maintenance expenses. The estimated gross profit streams are periodically reevaluated and the unamortized balance of present value of future profits will be adjusted to the amount that would have existed had the actual experience and revised estimates been known and applied from inception. The amortization and adjustments resulting from unrealized appreciation and depreciation are not recognized currently in income but as an offset to the accumulated other comprehensive income reflected as a separate component of shareholder's equity. The amortization period is the remaining life of the policies, which is estimated to be 20 years from the date of original policy issue.

                  Based on current assumptions, amortization of the original in-force PVFP asset, expressed as a percentage of the original in-force asset, is projected to be 4.8%, 6.2%, 6.9%, 7.3%, and 7.1% for the years ended December 31, 1999 through 2003, respectively. Actual amortization incurred during these years may be more or less as assumptions are modified to incorporate actual results.

                  During 1996, the Company adjusted its original purchase accounting to include a revised estimate of the ultimate renewal (recapture) rate. This adjustment resulted in a reallocation of the net purchased intangible asset between PVFP, goodwill, and the future payable. This final allocation and the resulting impact on inception to date amortization was recorded, in its entirety, in 1996.

                  The components of PVFP are shown below. The effects on PVFP of the consolidation of CFLIC (see note 9) with the Company are presented separately.

                                                                  1998          1997          1996
                                                               ------------  ------------ -------------
                                                                           (IN THOUSANDS)
PVFP - beginning of period                                   $    41,486         46,389      38,155
Net amortization                                                  (1,684)        (1,577)       (473)
Present value of future profits attributable to unrealized
    depreciation (appreciation)                                    2,428         (3,326)      6,896
Adjustment due to revised push-down purchase accounting
                                                                       --              --         698
Effects on present value of future profits of CFLIC
    consolidation                                                     --             --       1,113
                                                               ------------  ------------ -------------

   PVFP - end of period                                      $    42,230         41,486      46,389
                                                               ============  ============ =============


Goodwill

Under the push-down method of purchase accounting, the excess of purchase price over the fair value of tangible and intangible assets and liabilities acquired is established as an asset and referred to as goodwill. The Company has elected to amortize goodwill on the straight-line basis over a 20-year period. The components of goodwill are shown below. The effects on goodwill of the consolidation of CFLIC (see note 9) with the Company are presented separately.


                                                                    1998         1997         1996
                                                                 -----------  ------------ ------------
                                                                            (IN THOUSANDS)
Goodwill - beginning of period                                 $    19,717       20,849       23,358
Amortization                                                        (1,132)      (1,132)        (916)
Adjustment due to revised push-down purchase accounting
                                                                         --            --       (3,626)
Effects on goodwill of CFLIC consolidation                              --           --        2,033
                                                                 -----------  ------------ ------------

Goodwill - end of period                                       $    18,585       19,717       20,849
                                                                 ===========  ============ ============

                  Future Payable

                  Pursuant to the financial reinsurance agreement with OakRe, the receivable from OakRe becomes due in installments when the SPDA policies reach their next crediting rate reset date. For any recaptured policies that continue in force into the next guarantee period, the Company will pay a commission to OakRe of 1.75% up to 40% of policy account values originally reinsured and 3.50% thereafter. On policies that are recaptured and subsequently exchanged to a variable annuity policy, the Company will pay a commission to OakRe of 0.50%.

                  The Company has recorded a future payable that represents the present value of the anticipated future commission payments payable to OakRe over the remaining life of the financial reinsurance agreement discounted at an estimated borrowing rate of 6.50%. This liability represents a contingent purchase price payable for the policies transferred to OakRe on the purchase date and has been pushed down to the Company through the financial reinsurance agreement. The Company expects that this payable will be substantially extinguished by the end of the year 2000.


The components of this future payable are shown below. The effects on the future payable on the consolidation of CFLIC (see note 9) with the Company are presented separately.

                                                                    1998         1997         1996
                                                                 -----------  ------------  ----------
                                                                            (IN THOUSANDS)
Future payable - beginning of period                           $    12,173       16,051       23,967
Interest added                                                         629          959          943
Payments to OakRe                                                   (5,826)      (4,837)      (4,483)
Adjustment due to revised push-down purchase
    accounting                                                          --           --       (5,059)
Effects on goodwill of CFLIC consolidation                              --           --          683
                                                                 -----------  ------------ -----------

Future payable - end of period                                 $     6,976       12,173       16,051
                                                                 ===========  ============ ===========

              DEFERRED TAX ASSETS AND LIABILITIES

              XFSI and GALIC agreed to file an election to treat the acquisition of the Company as an asset acquisition under the provisions of Internal Revenue Code Section 338(h)(10). As a result of that election, the tax basis of the Company's assets as of the date of acquisition was revalued based upon fair market values. The principal effect of the election was to establish a tax asset on the tax-basis consolidated balance sheet of approximately $37.9 million for the value of the business acquired that is amortizable for tax purposes over ten to fifteen years.

              POLICYHOLDER DEPOSITS

              The Company recognizes its liability for policy amounts that are not subject to policyholder mortality nor longevity risk at the stated contract value, which is the sum of the original deposit and accumulated interest, less any withdrawals. The average weighted interest crediting rate on the Company's policyholder deposits as of December 31, 1998 was 5.86%.

              FUTURE POLICY BENEFITS

              Reserves are held for future policy benefits that subject the Company to risks to make payments contingent upon the continued survival of an individual or couple (longevity risk). These reserves are valued at the present value of estimated future benefits discounted for interest, expenses, and mortality. The assumed mortality is the 1983 Individual Annuity Mortality Tables discounted at 5.50% to 8.50%, depending upon year of issue.

              Current mortality benefits payable are recorded for reported claims and estimates of amounts incurred but not reported.

              PREMIUM REVENUE

              The Company recognizes premium revenue at the time of issue on annuity policies that subject it to longevity risks. Amounts collected on annuity policies not subject to longevity risk are recorded as increases in the policyholder deposits liability. For term and single premium variable life products, premiums are recognized as revenue when due.

              OTHER INCOME

              Other income consists primarily of policy surrender charges, servicing fee from OakRe for administrating their policies, and advisory fees received from GALIC for advisory services rendered on their individual annuity products.

              FEDERAL INCOME TAXES

              The Company files a consolidated income tax return with its subsidiaries. Allocations of federal income taxes are based upon separate return calculations.

              Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statement carrying amount of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

              RISKS AND UNCERTAINTIES

              In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period.
              Actual results could differ significantly from those estimates.

              The following elements of the consolidated financial statements are most affected by the use of estimates and assumptions:

                   -  Investment valuation
                   -  Amortization of deferred policy acquisition costs
                   -  Amortization of present value of future profits
                   -  Recoverability of goodwill

              The fair value of the Company's investments is subject to the risk that interest rates will change and cause a temporary increase or decrease in the liquidation value of debt securities. To the extent that fluctuations in interest rates cause the cash flows of assets and liabilities to change, the Company might have to liquidate assets prior to their maturity and recognize a gain or loss. Interest rate exposure for the investment portfolio is managed through asset/liability management techniques which attempt to control the risks presented by differences in the probable cash flows and reinvestment of assets with the timing of crediting rate changes in the Company's policies and contracts. Changes in the estimated prepayments of mortgage-backed securities also may cause retrospective changes in the amortization period of securities and the related recognition of income.

              The amortization of deferred policy acquisition costs is based on estimates of long-term future gross profits from existing policies. These gross profits are dependent upon policy retention and lapses, the spread between investment earnings and crediting rates, and the level of maintenance expenses. Changes in circumstances or estimates may cause retrospective adjustment to the periodic amortization expense and the carrying value of the deferred expense.

              In a similar manner, the amortization of PVFP is based on estimates of long-term future profits from existing policies when the Company was purchased by GALIC and policies recaptured from OakRe. These gross profits are dependent upon policy retention and lapses, the spread between investment earnings and crediting rates, and the level of maintenance expenses. Changes in circumstances or estimates may cause retrospective adjustment to the periodic amortization expense and the carrying value of the asset.

              The Company has considered the recoverability of goodwill and has concluded that no circumstances have occurred which would give rise to impairment of goodwill at December 31, 1998.

              FAIR VALUE OF FINANCIAL INSTRUMENTS

              SFAS No. 107, Disclosures About Fair Value of Financial Instruments, applies fair value disclosure practices with regard to financial instruments, both assets and liabilities, for which it is practical to estimate fair value. In cases where quoted market prices are not readily available, fair values are based on estimates that use present value or other valuation techniques.

              These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, might not be realized in the immediate settlement of the instruments. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Because of this, and further because the value of a business is also based upon its anticipated earning power, the aggregate fair value amounts represented do not present the underlying value of the Company.

              The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

                  Cash and Cash Equivalents, Short-term Investments,
                      and Accrued Investment Income

                  The carrying value amounts reported in the consolidated balance sheets for these instruments approximate their fair values. Short-term debt securities are considered available-for-sale.

                  Investment Securities and Mortgage Loans
                     (Including Mortgage-backed Securities)

                  Fair values of debt securities are based on quoted market prices, where available. For debt securities not actively traded, fair value estimates are obtained from independent pricing services. In some cases, such as private placements, certain mortgage-backed securities, and mortgage loans, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments (see note 3 for fair value disclosures).

                  Policy Loans

                  Fair values of policy loans approximate carrying value as the interest rates on the majority of policy loans are reset periodically and, therefore, approximate current interest rates.

                  Interest Rate Swaps and Financial Futures Contracts

                  The fair value of interest rate swaps and financial futures contracts are the amounts the Company would receive or pay to terminate the contracts at the reporting date, thereby taking into account the current unrealized gains or losses of open contracts. Amounts are based on quoted market prices or pricing models or formulas using current assumptions (see note 5 for fair value disclosures).

                  Investment Contracts

                  The Company's policy contracts require the beneficiaries to commence receipt of payments by the later of age 85 or 10 years after purchase, and substantially all permit earlier surrenders, generally subject to fees and adjustments. Fair values for the Company's liabilities for investment type contracts (policyholder deposits) are estimated as the amount payable on demand. As of December 31, 1998 and 1997, the cash surrender value of policyholder deposits was approximately $103.2 million and $151.5 million less than their stated carrying value. Of the contracts permitting surrender, substantially all provide the option to surrender without fee or adjustment during the 30 days following reset of guaranteed crediting rates. The Company has not determined a practical method to determine the present value of this option.

                  All of the Company's deposit obligations are fully guaranteed by the acquirer, GALIC, and the receivable from OakRe equal to the SPDA obligations is guaranteed by OakRe's parent, XFSI.

              REINSURANCE

              Effective in December 1998, the Company entered into a financing reinsurance agreement with GALIC. The reinsurance agreement provides that the Company will reinsurance a block of annuity business issued by GALIC on a 36% coinsurance basis. The Company recognized income and a corresponding receivable for $1.6 million related to the reinsurance agreement.

              The financing reinsurance agreement entered into with OakRe as a condition to the purchase of the Company does not meet the conditions for reinsurance accounting under generally accepted accounting principles (GAAP). The net assets initially transferred to OakRe were established as a receivable and are subsequently increased as interest is accrued on the underlying liabilities and decreased as funds are transferred back to the Company when policies reach their crediting rate reset date or benefits are claimed.

              During 1997, the Company entered into a financing reinsurance agreement with RGA Reinsurance Company (RGA), an affiliate, related to certain of the Company's single premium deferred annuity products. The agreement contains recapture provisions, at the option of the Company, beginning in 1999 at a rate of 20% per year. Deposits recorded under the contract were approximately $219 million and $120 million and are reflected as policyholder deposits in the consolidated balance sheets at December 31, 1998 and 1997, respectively.

              RECENTLY ADOPTED ACCOUNTING STANDARDS

              On January 1, 1998, SFAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, became fully effective. Previously, the Financial Accounting Standards Board (the FASB) had deferred until that date certain provisions of SFAS No. 125 pertaining to repurchase agreements, securities lending, and similar financing transactions. As a result of adopting the deferred provisions of SFAS No. 125, the Company has recognized on its December 31, 1998 consolidated balance sheet cash of approximately $25,923,000 related to collateral controlled on securities lending transactions and a corresponding obligation to return such collateral at the termination of such transactions. Restatement of prior period financial statements is not permitted.

              In June 1997, the Financial Accounting Standards Board issued SFAS No. 130, Reporting Comprehensive Income. SFAS No. 130 establishes standards for the reporting and display of comprehensive income and its components in the financial statements. SFAS No. 130 is effective for the fiscal year beginning after December 15, 1997. Reclassification of financial statements for earlier periods provided is required for comparative purposes. The Company has elected to adopt SFAS No. 130 in 1998. The adoption of SFAS No. 130 has no impact on the Company's consolidated net income or shareholder's equity. The Company's only component of accumulated other comprehensive income relates to unrealized appreciation and depreciation on debt and equity securities.

              RECENTLY ISSUED ACCOUNTING STANDARD

              SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, was issued in June 1998. SFAS No. 133 requires all derivative instruments to be recorded on the balance sheet at estimated fair value. The Company's present accounting policies would apply such accounting treatment only to marketable securities as defined under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, and to off-balance sheet derivative instruments. SFAS No. 133 will broaden the definition of derivative instruments to include all classes of financial assets and liabilities. It also will require separate disclosure of identifiable derivative instruments embedded in hybrid securities. Change in the fair value of derivative instruments is to be recorded each period either in current earnings or other comprehensive income, depending on whether a derivative is designed as part of a hedge transaction and, if it is, on the type of hedge transaction.

              SFAS No. 133 is effective for the Company beginning January 1, 2000. The Company's management is currently evaluating the impact of SFAS No. 133; at present, the management does not believe it will have a material effect on the Company's consolidated financial position or results of operations.

              OTHER

              Certain 1997 and 1996 amounts have been reclassified to conform to the 1998 presentation.

  (3)  INVESTMENTS

       The Company's investments in debt and equity securities are considered available-for-sale and carried at estimated fair value, with the aggregate unrealized appreciation or depreciation being recorded as a separate component of shareholder's equity. The amortized cost, estimated fair value, and carrying value of investments at December 31, 1998 and 1997, are as follows:

                                                                       1998
                                   -----------------------------------------------------------------------------
                                                       GROSS          GROSS         ESTIMATED
                                     AMORTIZED      UNREALIZED      UNREALIZED         FAIR         CARRYING
                                       COST            GAINS          LOSSES          VALUE           VALUE
                                   --------------  -------------- --------------- --------------- --------------
                                                                  (IN THOUSANDS)
Debt securities:
    U.S. Government
       treasuries                $       28,288            249            (84)          28,453          28,453
    Collateralized mortgage
    obligations                         303,577          3,067         (1,571)         305,073         305,073
    Corporate, state,
    municipalities, and
    political subdivisions            1,043,333         19,736        (25,082)       1,037,987       1,037,987
                                   --------------  -------------- --------------- --------------- --------------

        Total debt securities         1,375,198         23,052        (26,737)       1,371,513       1,371,513

Equity securities                         9,037             --             --            9,037           9,037
Mortgage loans (net)                    312,865         17,500             --          330,365         312,865
Policy loans                             26,295             --             --           26,295          26,295
                                   --------------  -------------- --------------- --------------- --------------

        Total investments        $    1,723,395         40,552        (26,737)       1,737,210       1,719,710
                                   ==============  ============== =============== =============== ==============

Company's beneficial interest
    in separate accounts
                                 $            2             --             --                2               2
                                   ==============  ============== =============== =============== ==============


                                                                       1997
                                   -----------------------------------------------------------------------------
                                                       GROSS          GROSS         ESTIMATED
                                     AMORTIZED      UNREALIZED      UNREALIZED         FAIR         CARRYING
                                       COST            GAINS          LOSSES          VALUE           VALUE
                                   --------------  -------------- --------------- --------------- --------------
                                                                  (IN THOUSANDS)
Debt securities:
    U.S. Government
    treasuries                   $        8,067            121             --            8,188           8,188
    Collateralized mortgage
    obligations                         370,802          4,504           (524)         374,782         374,782
    Corporate, state,
    municipalities, and
    political subdivisions              890,493         14,867         (8,083)         897,277         897,277
                                   --------------  -------------- --------------- --------------- --------------

        Total debt securities         1,269,362         19,492         (8,607)       1,280,247       1,280,247

Mortgage loans (net)                    348,206         24,346             --          372,552         348,206
Policy loans                             24,228             --             --           24,228          24,228
                                   --------------  -------------- --------------- --------------- --------------

        Total investments        $    1,641,796         43,838         (8,607)       1,677,027       1,652,681
                                   ==============  ============== =============== =============== ==============

Company's beneficial interest
    in separate accounts
                                 $          300              9             --              309             309
                                   ==============  ============== =============== =============== ==============

The amortized cost and estimated fair value of debt securities at December 31, 1998, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities will be substantially shorter than their contractual maturity because they require monthly principal installments and mortgagees may prepay principal.

                                                             1998
                                                  ------------------------------
                                                                   ESTIMATED
                                                   AMORTIZED         FAIR
                                                      COST          VALUE
                                                  --------------  --------------
                                                        (IN THOUSANDS)
Less than one year                              $       55,653          54,942
Due after one year through five years                  504,712         498,469
Due after five years through ten years                 390,086         392,828
Due after ten years                                    121,170         120,201
Mortgage-backed securities                             303,577         305,073
                                                  --------------  --------------

              Total                             $    1,375,198       1,371,513
                                                  ==============  ==============

        At December 31, 1998, approximately 89.8% of the Company's debt securities are investment grade or are nonrated but considered to be of investment grade. Of the 10.2% noninvestment grade debt securities, 7.4% are rated as BB, 2.4% are rated as B, and 0.4% are rated C and treated as impaired.

        The Company participates in a securities lending program whereby certain securities are loaned to third parties, primarily major brokerage firms. The agreement with a custodian bank facilitating such lending requires a minimum of 102% of the initial market value of the domestic loaned securities to be maintained in a collateral pool. To further minimize the credit risk related to this lending program, the Company monitors the financial condition of the counterparties to these agreements. Securities loaned at December 31, 1998 had market values totaling $25,247,750. Cash of $25,923,295 was held as collateral to secure this agreement.
        Income on the Company's security lending program in 1998 was immaterial.

        The Company had two impaired debt securities, of which one became nonincome producing on December 31, 1998. All debt securities were income producing at December 31, 1997.

The components of investment income, realized capital gains (losses), and unrealized appreciation (depreciation) are as follows:
                                                                            1998          1997          1996
                                                                         ------------  ------------ -------------
                                                                                     (IN THOUSANDS)
Income on debt securities                                              $    94,876        84,203       53,632
Income on short-term investments                                             2,720         2,265        2,156
Income on interest rate swaps                                                   71            43           --
Income on policy loans                                                       1,980         1,852        1,454
Interest on mortgage loans                                                  28,650        24,890       13,633
Income on separate account investments                                          13         2,637          772
Loss on derivatives                                                             --        (2,035)      (1,640)
Miscellaneous interest                                                       1,644          (258)       1,773
                                                                         ------------  ------------ -------------

              Total investment income                                      129,954       113,597       71,780

Investment expenses                                                         (2,142)       (1,936)      (1,151)
                                                                         ------------  ------------ -------------

              Net investment income                                    $   127,812       111,661       70,629

Net realized capital gains (losses) are as follows:
    Debt securities                                                    $    (1,600)          537          469
    Mortgage loans                                                              --            27            4
    Short-term investments                                                      --            (1)          (1)
                                                                         ------------  ------------ -------------

              Net realized gains (losses) on investments               $    (1,600)          563          472
                                                                         ============  ============ =============


                                                                            1998          1997          1996
                                                                         ------------  ------------ -------------
                                                                                     (IN THOUSANDS)
Unrealized appreciation (depreciation) are as follows:
    Debt securities                                                    $   (3,685)        10,885       (3,192)
    Effects on deferred acquisition costs
       amortization                                                         3,215         (3,781)       1,561
    Effects on PVFP amortization                                             (473)        (2,901)         425
                                                                         ------------  ------------ -------------

         Unrealized appreciation (depreciation)
           before income tax                                                 (943)         4,203       (1,206)

    Unrealized income tax benefit (expense)                                   329         (1,471)         422
                                                                         ------------  ------------ -------------

         Net unrealized appreciation (depreciation)
           on investments                                              $     (614)         2,732         (784)
                                                                         ============  ============ =============

        Proceeds from sales, redemptions, and paydowns of investments in debt securities during 1998 were $486,264,174. Gross gains of $5,102,040 and gross losses of $6,601,099 were realized on those sales. Included in these amounts were $1,002,539 of gross gains and $6,011,305 of gross losses realized on the sale of noninvestment grade securities. Net realized losses include a 1998 impairment adjustment totaling approximately $100,000 related to two debt securities held by the Company.

        Proceeds from sales, redemptions, and paydowns of investments in debt securities during 1997 were $358,658,091. Gross gains of $1,765,242 and gross losses of $254,493 were realized on those sales. Included in these amounts were $681,159 of gross gains and $122,480 of gross losses realized on the sale of noninvestment grade securities. Net realized gains include a 1997 impairment adjustment totaling approximately $974,000 related to one debt security held by the Company.

        Proceeds from sales, redemptions, and paydowns of investments in debt securities during 1996 were $223,430,495. Gross gains of $1,158,518 and gross losses of $687,126 were realized on those sales. Included in these amounts were $28,969 of gross gains realized on the sale of noninvestment grade securities.

        Securities with a carrying value of approximately $6,400,000 at December 31, 1998 were deposited with government authorities as required by law.

  (4)   SECURITIES GREATER THAN 10% OF SHAREHOLDER'S EQUITY

        The Company does not have any individual security that exceeds 10% of shareholder's equity at December 31, 1998 and 1997.

  (5)   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

        A derivative financial instrument, in very general terms, refers to a security whose value is derived from the value of an underlying asset, reference rate, or index.

        The Company has a variety of reasons to use derivative instruments, such as to attempt to protect the Company against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity, and duration. All of the Company's holdings are marked to fair value monthly with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when the disposition closes a hedge. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

        Summarized below are the specific types of derivative instruments used by the Company.

              INTEREST RATE SWAPS

              At December 31, 1998, the Company had two outstanding interest rate swap agreements which expire at 2002 and 2003. Under the agreements, the Company receives a fixed rate of 6.63% and 6.70% on a notional amount of $7 and $8 million, respectively, and pays a floating rate based on London Interbank Offered Rate (LIBOR). The estimated fair value of the agreements at December 31, 1998 was a net unrealized gain of approximately $0.6 million which is recognized in the accompanying consolidated balance sheet.

              At December 31, 1997, the Company has one outstanding interest rate swap agreement which expires in 2002. Under the agreement, the Company receives a fixed rate of 6.63% on $7.0 million and pays a floating rate based on LIBOR. At December 31, 1997, the estimated fair value of the agreement was immaterial.

              Under interest rate swaps, the Company agrees with counterparties to exchange, at specific intervals, the payments between floating and fixed-rate interest amounts calculated by reference to notional amounts. Net interest payments are recognized within net investment income in the consolidated statement of income.

              FUTURES

              In order to limit exposure to market fluctuations related to temporary seed money invested within the separate account, the Company entered into financial futures contracts during 1997 and 1996. No financial futures contracts were held during 1998. The Company recorded $-0-, $2,035,309, and $1,639,717 of losses from terminated contracts as a component of net investment income during 1998, 1997 and 1996, respectively. The Company also recorded gains of $-0-, $2,636,999, and $2,007,720 as a component of net investment income from market appreciation on the underlying hedged securities within the separate account during 1998, 1997, and 1996, respectively.

              A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Company utilized futures on the S&P 500 index in 1997. Upon entering into futures contracts, the Company maintains, in a segregated account with its custodian, securities with a value equal to an agreed upon portion of the notional obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker daily based upon changes in the value of the contract with the related income or loss reflected in the consolidated statement of income as a contra to changes in fair value of the hedged securities.

              The Company is exposed to credit related risk in the event of nonperformance by counterparties to financial instruments but does not expect any counterparties to fail to meet their obligations. It is the Company's policy to deal only with highly rated companies.

  (6)   COMPREHENSIVE INCOME

The components of comprehensive income are as follows:

                                                                            1998          1997          1996
                                                                         ------------  ------------ -------------
                                                                                     (IN THOUSANDS)
Net income                                                             $    13,894         8,978        3,601
                                                                         ------------  ------------ -------------
Other comprehensive income (loss), before tax -
    unrealized appreciation (depreciation) of debt and
       equity securities arising during period:
          Unrealized holding appreciation (depreciation)
              of debt and equity securities                                (12,971)       13,514      (14,387)
          Adjustment to deferred acquisition costs
              attributable to unrealized
              (appreciation) depreciation                                    6,228        (5,128)       1,614
          Adjustment to PVFP attributable to unrealized
              (appreciation) depreciation                                    2,161        (3,193)       7,130
                                                                         ------------  ------------ -------------

               Total unrealized appreciation (depreciation)
                  arising during period                                     (4,582)        5,193       (5,643)

    Less reclassification adjustments for realized (gains) losses included in net income:
          Adjustment for (gains) losses included in
              net realized gains (losses) on sales
              of investments                                                 1,600          (563)        (472)
          Adjustment for (gains) losses included in
              amortization of PVFP                                            (768)          214           53
          Adjustment for (gains) losses included in
              amortization of deferred acquisition costs                      (267)          133          234
                                                                         ------------  ------------ -------------

               Total reclassification adjustments for (gains)
                  losses included in net income                                565          (216)        (185)
                                                                         ------------  ------------ -------------

               Other comprehensive income (loss) before related
                  income tax expense (benefit)                              (5,147)        5,409       (5,458)

Related income tax expense (benefit)                                        (1,801)        1,893       (1,910)
                                                                         ------------  ------------ -------------

               Other comprehensive income (loss), net of tax                (3,346)        3,516       (3,548)
                                                                         ------------  ------------ -------------

               Comprehensive income                                    $    10,548        12,494           53
                                                                         ============  ============ =============

  (7)   POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS

        The Company has no direct employees and no retired employees. All personnel used to support the operations of the Company are supplied by contract by Cova Life Management Company (CLMC), a wholly owned subsidiary of Cova Corporation. The Company is allocated a portion of certain health care and life insurance benefits for future retired employees of CLMC. In 1998, 1997, and 1996, the Company was allocated a portion of benefit costs including severance pay, accumulated vacations, and disability benefits. At December 31, 1998, CLMC had no retired employees nor any employees fully eligible for retirement and had no disbursements for such benefit commitments. The expense arising from these obligations is not material.

  (8)   INCOME TAXES

        The Company will file a consolidated federal income tax return with its wholly owned subsidiaries, CFLIC and FCLIC. Amounts payable or recoverable related to periods before June 1, 1995 are subject to an indemnification agreement with XFSI, which has the effect that the Company is not at risk for any income taxes nor entitled to recoveries related to those periods, except for approximately $0.2 million of state income tax recoveries.

Income taxes are recorded in the consolidated statement of income and directly in certain shareholder's equity accounts. Income tax expense for the years ended
December 31 is allocated as follows:

                                                              1998          1997          1996
                                                           ------------  ------------ -------------
                                                                       (IN THOUSANDS)
Statements of income:
    Operating income (excluding realized
       investment gains and losses)                      $    3,906        5,464         2,493
    Realized investment gains (losses)                         (533)         197           162
                                                           ------------  ------------ -------------

         Income tax expense (benefit)
           included in the consolidated
           statements of income                               3,373        5,661         2,655

Shareholder's equity -
    change in deferred federal income
       taxes related to unrealized
       appreciation (depreciation)
       on securities                                         (1,801)       1,893        (1,910)
                                                           ------------  ------------ -------------

         Total income tax expense                        $    1,572        7,554           745
                                                           ============  ============ =============


The actual federal income tax expense differed from the expected tax expense computed by applying the U.S. federal statutory rate to income before taxes on income as follows:
                                                          1998                 1997                1996
                                                   ------------------   ------------------- --------------------
                                                                          (IN THOUSANDS)
Computed expected tax expense                   $    6,043     35.0% $    5,124  35.0%    $   2,190     35.0%
State income taxes, net                                 (8)      --         (33) (0.2)           77      1.2
Amortization of intangible assets                      396      2.3         396   2.7           320      5.1
Dividend received deduction - separate
    account                                         (3,183)   (18.5)         --    --            --      --
Other                                                  125      0.7         174   1.2            68      1.1
                                                   --------- --------   -------- ---------- --------- ----------

             Total                              $    3,373     19.5% $    5,661  38.7%    $   2,655     42.4%
                                                   ========= ========   ======== ========== ========= ==========

The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1998 and
1997 follows:
                                                                            1998         1997
                                                                         -----------  ------------
                                                                              (IN THOUSANDS)
Deferred tax assets:
    Policy reserves                                                    $    31,003       25,312
    Liability for commissions on recapture                                   2,896        4,715
    Tax basis of intangible assets purchased                                 5,351        5,791
    DAC "Proxy Tax"                                                         20,619       14,594
    Other deferred tax assets                                                2,690           31
                                                                         -----------  ------------

              Total deferred tax assets                                     62,559       50,443
                                                                         -----------  ------------

Deferred tax liabilities:
    PVFP                                                                    11,013        9,734
    Unrealized (depreciation) appreciation on investments                     (330)       1,472
    Deferred policy acquisition costs                                       46,190       29,514
    Other deferred tax liabilities                                             900        1,790
                                                                         -----------  ------------

              Total deferred tax liabilities                                57,773       42,510
                                                                         -----------  ------------

              Net deferred tax assets                                  $     4,786        7,933
                                                                         ===========  ============

        A valuation allowance is provided when it is more likely than not that some portion of the deferred tax assets will not be realized. Management believes the deferred tax assets will be fully realized in the future based upon expectation of the reversal of existing temporary differences, anticipated future earnings, and consideration of all other available evidence. Accordingly, no valuation allowance is established.

  (9)   RELATED-PARTY TRANSACTIONS

        On December 31, 1997, CLMC and Navisys Incorporated, affiliated companies, purchased certain assets of Johnson & Higgins/Kirke Van Orsdel, Inc. (J&H/KVI), an unaffiliated Delaware corporation, for $2,500,000. The purchased assets are the administrative and service systems that provide the marketing, underwriting, claims, and administrative functions for the Company's life and annuity products. On January 1, 1998, the purchased assets of J&H/KVI were merged into Cova Life Administrative Service Company (CLASC). Navisys Incorporated purchased 51% of CLASC, the remaining 49% was purchased by CLMC.

        The Company has entered into management, operations, and servicing agreements with its affiliated companies. The affiliated companies are CLMC, a Delaware corporation, which provides management services and the employees necessary to conduct the activities of the Company; and Conning Asset Management, which provides investment advice. Additionally, a portion of overhead and other corporate expenses are allocated by the Company's ultimate parent, GALIC. CLASC provides various services for the Company including underwriting, claims, and administrative functions. Expenses and fees paid to affiliated companies in 1998, 1997, and 1996 for the Company were $20,923,330, $9,400,517, and $6,618,303, respectively.

        In 1998 and 1997, the Company received approximately $3.2 million and $1.1 million, respectively, in advisory fees from GALIC related to advisory services on GALIC's individual annuity products.

        On December 31, 1996, Cova Corporation transferred its ownership of CFLIC to the Company. The transfer of ownership was recorded as additional paid-in capital and increased shareholder's equity on the Company's December 31, 1996 balance sheet by approximately $16.9 million. This change in direct ownership had no effect on the operations of either the Company or CFLIC as both entities had existed under common management and control prior to the December 31, 1996 transfer. Although CFLIC's balance sheet is fully consolidated with the Company's December 31, 1996 balance sheet, CFLIC's 1996 income and cash flows statements have not been consolidated with the Company's 1996 income or cash flows statements. However, CFLIC's December 31, 1996 cash balance of $6.7 million is included in the Company's consolidated cash flows statement.

(10)    STATUTORY SURPLUS AND DIVIDEND RESTRICTION

        GAAP differs in certain respects from the accounting practices prescribed or permitted by insurance regulatory authorities (statutory accounting principles).

        The major differences arise principally from the immediate expense recognition of policy acquisition costs and intangible assets for statutory reporting, determination of policy reserves based on different discount rates and methods, the recognition of deferred tax under GAAP reporting, the nonrecognition of financial reinsurance for GAAP reporting, the establishment of an asset valuation reserve as a contingent liability based on the credit quality of the Company's investment securities, and an interest maintenance reserve as an unearned liability to defer the realized gains and losses of fixed income investments presumably resulting from changes to interest rates and amortize them into income over the remaining life of the investment sold. In addition, adjustments to record the carrying values of debt securities and certain equity securities at fair value are applied only under GAAP reporting, and capital contributions in the form of notes receivable from an affiliated company are not recognized under GAAP reporting.

        Purchase accounting creates another difference as it requires the restatement of GAAP assets and liabilities to their estimated fair values and shareholder's equity to the net purchase price. Statutory accounting does not recognize the purchase method of accounting.

        As of December 31, the differences between statutory capital and surplus and shareholder's equity determined in conformity with GAAP are as follows:

                                                                 1998          1997
                                                              -------------  -------------
                                                                    (IN THOUSANDS)
Statutory capital and surplus                              $      104,740        90,439
Reconciling items:
    GAAP investment valuation reserves                               (510)         (237)
    Statutory asset valuation reserve                              19,206        18,301
    Statutory interest maintenance reserve                          5,983         3,080
    GAAP investment adjustments to fair value                      (3,685)       10,885
    GAAP deferred policy acquisition costs                        131,973        84,326
    GAAP basis policy reserves                                    (52,305)      (39,921)
    GAAP deferred federal income taxes (net)                        4,786         7,933
    GAAP guarantee assessment adjustment                           (9,700)       (9,700)
    GAAP goodwill                                                  18,373        19,457
    GAAP present value of future profits                           42,230        41,486
    GAAP future purchase price payable                             (6,976)      (12,173)
    Other                                                          (2,029)       (1,338)
                                                              -------------  -------------

          GAAP shareholder's equity                        $      252,086       212,538
                                                              =============  =============


                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                 (a wholly owned subsidiary of Cova Corporation)

                   Notes to Consolidated Financial Statements

                        December 31, 1998, 1997, and 1996




        Statutory  net losses for  CFSLIC  for the years  ended
        December 31,  1998,  1997,  and 1996 were  $2,830,105,
        $9,816,357, and $13,575,788, respectively.

        The maximum amount of dividends which can be paid by State of Missouri insurance companies to shareholders without prior approval of the insurance commissioner is the greater of 10% of statutory earned surplus or statutory net gain from operations for the preceding year. Due to the 1998 statutory net loss and the Company's negative earned surplus at December 31, 1998, no dividends are permissible in 1999 without prior approval of the insurance commissioner.

        The National Association of Insurance Commissioners has developed certain risk based capital (RBC) requirements for life insurers. If prescribed levels of RBC are not maintained, certain actions may be required on the part of the Company or its regulators. At December 31, 1998, the Company's total adjusted capital and authorized control level RBC were $123,947,126 and $27,386,910, respectively. This level of adjusted capital qualifies under all tests.

(11)    GUARANTY FUND ASSESSMENTS

        The Company participates with life insurance companies licensed throughout the United States in associations formed to guarantee benefits to policyholders of insolvent life insurance companies. Under state laws, as a condition for maintaining the Company's authority to issue new business, the Company is contingently liable for its share of claims covered by the guaranty associations for insolvencies incurred through 1998, but for which assessments have not yet been determined nor assessed, to a maximum in each state generally of 2% of statutory premiums per annum in the given state. Most states then permit recovery of assets as a credit against premium of other state taxes over, most commonly, five years.

        In November 1998, the National Organization of Life and Health Guaranty Associations distributed a study of the major outstanding industry insolvencies, with estimates of future assessments by state. Based on this study, the Company has accrued a liability for approximately $9,700,000 in future assessments on insolvencies that occurred before December 31, 1998. Under the coinsurance agreement between the Company and OakRe (see note 1), OakRe is required to reimburse the Company for any future assessments that it pays which relate to insolvencies occurring prior to June 1, 1995. As such, the Company has recorded a receivable from OakRe for approximately $9,700,000. The Company paid approximately $1,500,000, $3,000,000, and $2,000,000 in guaranty fund assessments in 1998, 1997, and 1996, respectively. These payments were substantially reimbursed by OakRe. At the same time, the Company is liable to OakRe for 80% of any future premium tax recoveries that are realized from any such assessments and may retain the remaining 20%. The credits retained for 1998 were not material.

(12)    SUBSEQUENT EVENT

        On January 31, 1999, the Company modified its financing reinsurance agreement with RGA related to the Company's certain single premium deferred annuity products. Under the modified financing reinsurance agreement, the Company will no longer reinsure any new single premium deferred annuity product policies with RGA.


                                   APPENDIX A
                          ILLUSTRATION OF POLICY VALUES

In order to show you how the Policy works, we created some hypothetical examples. We chose two males ages 55 and 70 and a husband and wife age 65. Our hypothetical insureds are in good health which means the Policy would be issued with standard rates. The initial premium was $10,000 and is 100% of the Maximum Premium Limit.

There are three illustrations -- all of which are based on the above. We also assumed that the underlying investment portfolio had gross rates of return of 0%, 6%, 12%. This means that the underlying investment portfolio would earn these rates of return before the deduction of the advisory fee and operating expenses. When these costs are taken into account, the net annual investment return rates (net of an average of .88% for these charges) are approximately -.88%, 5.12% and 11.12%.

It is important to be aware that this illustration assumes a level rate of return for all years. If the actual rate of return moves up and down over the years instead of remaining level, this may make a big difference in the long-term investment results of your Policy. In order to properly show you how the Policy actually works, we calculated values for the Account Value, Cash Surrender Value and the net death benefit. The net death benefit is the death benefit minus any outstanding loans and loan interest accrued. We used the charges we described in the Expenses Section of the Prospectus. These charges are:

   (1) mortality and expense risk charge equal to an annual rate of 0.90% of the Account Value in the investment portfolios for the first ten years and 0.75% after that;

   (2) an administrative charge equal to an annual rate of 0.40% of the Account Value;

   (3) a tax expense charge equal to an annual rate of 0.40% of the Account Value for the first 10 years;

   (4) any surrender charges or deferred premium tax charge which may be applicable in determining the Cash Surrender Values; and

   (5) the policy maintenance  charge.

We also deducted for the cost of insurance based on both the current charges and the guaranteed charges.

There is also a column labeled "Premiums Accumulated at 5% Interest Per Year." This shows how $10,000 grows if it was invested at 5% per year.

We will furnish you, upon request, a comparable personalized illustration reflecting the proposed insured's age, risk classification, Face Amount, the proposed initial premium, and reflecting both the current cost of insurance and the guaranteed cost of insurance.

                 Cova Financial Services Life Insurance Company
                 Modified Single Premium Variable Life Insurance
                            Hypothetical Illustration

                               Single Life Option
                     Male, Issue Age 55, Standard Rate Class
                  $10,000 Single Premium Face Amount of $27,290

           Assuming Hypothetical Gross Annual Investment Return of 0%


                                                       CURRENT CHARGES*                                  GUARANTEED CHARGES**
                                                       ----------------                                  --------------------

                       Premiums
      End of        Accumulated                               Cash              Net                       Cash               Net
      Policy     at 5% Interest          Account         Surrender            Death     Account        Surrender             Death
       Year            Per Year            Value             Value          Benefit       Value            Value           Benefit
       ----            --------            -----             -----          -------       -----            -----           -------

        1                10,500            9,652             8,786           27,290       9,526            8,672            27,290

        2                11,025            9,315             8,505           27,290       9,040            8,257            27,290

        3                11,576            8,988             8,232           27,290       8,542            7,827            27,290

        4                12,155            8,673             8,082           27,290       8,029            7,487            27,290

        5                12,763            8,367             7,894           27,290       7,497            7,079            27,290

        6                13,401            8,070             7,707           27,290       6,944            6,637            27,290

        7                14,071            7,784             7,522           27,290       6,363            6,155            27,290

        8                14,775            7,506             7,338           27,290       5,750            5,626            27,290

        9                15,513            7,237             7,157           27,290       5,097            5,044            27,290

        10               16,289            6,977             6,977           27,290       4,398            4,398            27,290



        15               20,789            6,035             6,035           27,290          33               33            27,290

        20               26,533            5,201             5,201           27,290           0                0                 0

        25               33,864            4,463             4,463           27,290           0                0                 0

        30               43,219            3,809             3,809           27,290           0                0                 0

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.



THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                 Cova Financial Services Life Insurance Company
                 Modified Single Premium Variable Life Insurance
                            Hypothetical Illustration

                               Single Life Option
                     Male, Issue Age 55, Standard Rate Class
                  $10,000 Single Premium Face Amount of $27,290

           Assuming Hypothetical Gross Annual Investment Return of 6%


                                                       CURRENT CHARGES*                                  GUARANTEED CHARGES**
                                                       ----------------                                  --------------------

                    Premiums
   End of        Accumulated                               Cash              Net                         Cash               Net
   Policy     at 5% Interest    Account Value         Surrender            Death     Account        Surrender             Death
    Year            Per Year                              Value          Benefit       Value            Value           Benefit
    ----            --------                              -----          -------       -----            -----           -------

      1               10,500           10,233             9,333           27,290      10,107            9,207            27,290

      2               11,025           10,472             9,597           27,290      10,202            9,327            27,290

      3               11,576           10,717             9,867           27,290      10,282            9,432            27,290

      4               12,155           10,968            10,278           27,290      10,346            9,656            27,290

      5               12,763           11,227            10,652           27,290      10,391            9,816            27,290



      6               13,401           11,492            11,032           27,290      10,415            9,955            27,290

      7               14,071           11,764            11,419           27,290      10,413           10,068            27,290

      8               14,775           12,043            11,813           27,290      10,380           10,150            27,290

      9               15,513           12,329            12,214           27,290      10,311           10,196            27,290

     10               16,289           12,623            12,623           27,290      10,201           10,201            27,290



     15               20,789           14,798            14,798           27,290       9,247            9,247            27,290

     20               26,533           17,375            17,375           27,290       5,706            5,706            27,290

     25               33,864           20,429            20,429           27,290           0                0                 0

     30               43,219           24,048            24,048           27,290           0                0                 0

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                 Cova Financial Services Life Insurance Company
                 Modified Single Premium Variable Life Insurance
                            Hypothetical Illustration

                               Single Life Option
                     Male, Issue Age 55, Standard Rate Class
                  $10,000 Single Premium Face Amount of $27,290

           Assuming Hypothetical Gross Annual Investment Return of 12%


                                                       CURRENT CHARGES*                                  GUARANTEED CHARGES**
                                                       ----------------                                  --------------------

                    Premiums
   End of        Accumulated                               Cash              Net                           Cash               Net
   Policy     at 5% Interest    Account Value         Surrender            Death     Account Value    Surrender             Death
    Year            Per Year                              Value          Benefit                          Value           Benefit
    ----            --------                              -----          -------                          -----           -------

      1               10,500           10,814             9,914           27,290            10,689        9,789            27,290

      2               11,025           11,696            10,821           27,290            11,432       10,557            27,290

      3               11,576           12,653            11,803           27,290            12,236       11,386            27,290

      4               12,155           13,691            13,001           27,290            13,107       12,417            27,290

      5               12,763           14,816            14,241           27,290            14,053       13,478            27,290

      6               13,401           16,036            15,576           27,290            15,082       14,622            27,290

      7               14,071           17,359            17,014           27,290            16,206       15,861            27,290

      8               14,775           18,793            18,563           27,290            17,436       17,206            27,290

      9               15,513           20,349            20,234           27,290            18,786       18,671            27,290

     10               16,289           22,038            22,038           27,290            20,275       20,275            27,290



     15               20,789           34,341            34,341           39,836            31,497       31,497            36,536

     20               26,533           53,745            53,745           57,507            49,250       49,250            52,698

     25               33,864           84,916            84,916           89,162            77,815       77,815            81,706

     30               43,219          132,870           132,870          139,514           121,637      121,637           127,719

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.


THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                 Cova Financial Services Life Insurance Company
                 Modified Single Premium Variable Life Insurance
                            Hypothetical Illustration

                               Single Life Option
                     Male, Issue Age 70, Standard Rate Class
                  $10,000 Single Premium Face Amount of $17,020

           Assuming Hypothetical Gross Annual Investment Return of 0%


                                                       CURRENT CHARGES*                                  GUARANTEED CHARGES**
                                                       ----------------                                  --------------------

                       Premiums
      End of        Accumulated                               Cash              Net                       Cash               Net
      Policy     At 5% Interest          Account         Surrender            Death   Account        Surrender             Death
       Year            Per Year            Value             Value          Benefit     Value            Value           Benefit
       ----            --------            -----             -----          -------     -----            -----           -------

        1                10.500            9,652             8,786           17,020     9,418            8,575            17,020

        2                11,025            9,315             8,505           17,020     8,795            8,034            17,020

        3                11,576            8,988             8,232           17,020     8,119            7,443            17,020

        4                12,155            8,673             8,082           17,020     7,378            6,884            17,020

        5                12,763            8,367             7,894           17,020     6,556            6,196            17,020

        6                13,401            8,070             7,707           17,020     5,637            5,395            17,020

        7                14,071            7,784             7,522           17,020     4,601            4,459            17,020

        8                14,775            7,506             7,338           17,020     3,427            3,361            17,020

        9                15,513            7,237             7,157           17,020     2,086            2,070            17,020

        10               16,289            6,977             6,977           17,020       541              541            17,020



        15               20,789            6,035             6,035           17,020         0                0                 0

        20               26,533            5,201             5,201           17,020         0                0                 0

        25               33,864            4,463             4,463           17,020         0                0                 0

        30               43,219            3,809             3,809           17,020         0                0                 0

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.


THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                 Cova Financial Services Life Insurance Company
                 Modified Single Premium Variable Life Insurance
                            Hypothetical Illustration

                               Single Life Option
                     Male, Issue Age 70, Standard Rate Class
                  $10,000 Single Premium Face Amount of $17,020

           Assuming Hypothetical Gross Annual Investment Return of 6%


                                                       CURRENT CHARGES*                                  GUARANTEED CHARGES**
                                                       ----------------                                  --------------------

                    Premiums
   End of        Accumulated                               Cash              Net                        Cash               Net
   Policy     at 5% Interest          Account         Surrender            Death    Account        Surrender             Death
    Year            Per Year            Value             Value          Benefit      Value            Value           Benefit
    ----            --------            -----             -----          -------      -----            -----           -------

      1               10,500           10,233             9,333           17,020     10,004            9,104            17,020

      2               11,025           10,472             9,597           17,020      9,980            9,107            17,020

      3               11,576           10,717             9,867           17,020      9,919            9,076            17,020

      4               12,155           10,968            10,278           17,020      9,813            9,137            17,020

      5               12,763           11,227            10,652           17,020      9,655            9,101            17,020

      6               13,401           11,492            11,032           17,020      9,432            9,001            17,020

      7               14,071           11,764            11,419           17,020      9,134            8,822            17,020

      8               14,775           12,043            11,813           17,020      8,747            8,548            17,020

      9               15,513           12,329            12,214           17,020      8,250            8,157            17,020

     10               16,289           12,623            12,623           17,020      7,620            7,620            17,020



     15               20,789           14,798            14,798           17,020        935              935            17,020

     20               26,533           17,375            17,375           18,244          0                0                 0

     25               33,864           20,516            20,516           20,721          0                0                 0

     30               43,219           24,306            24,306           24,550          0                0                 0

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.


THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.




                 Cova Financial Services Life Insurance Company
                 Modified Single Premium Variable Life Insurance
                            Hypothetical Illustration

                               Single Life Option
                     Male, Issue Age 70, Standard Rate Class
                  $10,000 Single Premium Face Amount of $17,020

           Assuming Hypothetical Gross Annual Investment Return of 12%


                                                       CURRENT CHARGES*                                  GUARANTEED CHARGES**
                                                       ----------------                                  --------------------

                     Premiums
   End of         Accumulated                               Cash              Net                          Cash               Net
   Policy      at 5% Interest          Account         Surrender            Death      Account        Surrender             Death
    Year             Per Year            Value             Value          Benefit        Value            Value           Benefit
    ----             --------            -----             -----          -------        -----            -----           -------

      1                10,500           10,814             9,914           17,020       10,591            9,691            17,020

      2                11,025           11,696            10,821           17,020       11,237           10,362            17,020

      3                11,576           12,653            11,803           17,020       11,948           11,098            17,020

      4                12,155           13,690            13,000           17,020       12,737           12,047            17,020

      5                12,763           14,815            14,240           17,020       13,622           13,047            17,020

      6                13,401           16,042            15,582           17,020       14,630           14,170            17,020

      7                14,071           17,413            17,068           18,284       15,794           15,449            17,020

      8                14,775           18,900            18,670           19,845       17,131           16,901            17,988

      9                15,513           20,508            20,393           21,533       18,586           18,471            19,516

     10                16,289           22,248            22,248           23,360       20,160           20,160            21,168



     15                20,789           34,630            34,630           36,361       31,332           31,332            32,899

     20                26,533           53,891            53,891           56,586       48,036           48,036            50,437

     25                33,864           84,461            84,461           85,305       74,568           74,568            75,314

     30                43,219          132,649           132,649          133,976      116,592          116,592           117,758

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.


THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                 Cova Financial Services Life Insurance Company
                 Modified Single Premium Variable Life Insurance
                            Hypothetical Illustration

                                Joint Life Option
          Male, Issue Age 65, Female, Issue Age 65, Standard Rate Class
                  $10,000 Single Premium Face Amount of $28,020

           Assuming Hypothetical Gross Annual Investment Return of 0%


                                                       CURRENT CHARGES*                                  GUARANTEED CHARGES**
                                                       ----------------                                  --------------------

                       Premiums
      End of        Accumulated                               Cash              Net                       Cash               Net
      Policy     at 5% Interest          Account         Surrender            Death   Account        Surrender             Death
       Year            Per Year            Value             Value          Benefit     Value            Value           Benefit
       ----            --------            -----             -----          -------     -----            -----           -------

        1                10,500            9,710             8,839           30,490     9,710            8,839            30,490

        2                11,025            9,417             8,597           30,490     9,417            8,597            30,490

        3                11,576            9,119             8,351           30,490     9,117            8,349            30,490

        4                12,155            8,830             8,228           30,490     8,808            8,208            30,490

        5                12,763            8,549             8,065           30,490     8,487            8,007            30,490

        6                13,401            8,276             7,903           30,490     8,149            7,782            30,490

        7                14,071            8,011             7,741           30,490     7,788            7,526            30,490

        8                14,775            7,754             7,580           30,490     7,396            7,231            30,490

        9                15,513            7,503             7,419           30,490     6,962            6,885            30,490

        10               16,289            7,260             7,260           30,490     6,471            6,471            30,490



        15               20,789            6,399             6,399           30 490     2,750            2,750            30,490

        20               26,533            5,622             5,622           30,490         0                0                 0

        25               33,864            4,923             4,923           30,490         0                0                 0

        30               43,219            4,292             4,292           30,490         0                0                 0

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.


THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 Cova Financial Services Life Insurance Company
                 Modified Single Premium Variable Life Insurance
                            Hypothetical Illustration

                                Joint Life Option
          Male, Issue Age 65, Female, Issue Age 65, Standard Rate Class
                  $10,000 Single Premium Face Amount of $28,020

           Assuming Hypothetical Gross Annual Investment Return of 6%


                                                       CURRENT CHARGES*                                  GUARANTEED CHARGES**
                                                       ----------------                                  --------------------

                     Premiums
   End of         Accumulated                               Cash              Net                        Cash               Net
   Policy      at 5% Interest          Account         Surrender            Death    Account        Surrender             Death
    Year             Per Year            Value             Value          Benefit      Value            Value           Benefit

      1                10,500           10,295             9,395           30,490     10,295            9,395            30,490

      2                11,025           10,589             9,714           30,490     10,589            9,714            30,490

      3                11,576           10,879            10,029           30,490     10,879           10,029            30,490

      4                12,155           11,174            10,484           30,490     11,165           10,475            30,490

      5                12,763           11,478            10,903           30,490     11,442           10,867            30,490

      6                13,401           11,791            11,331           30,490     11,709           11,249            30,490

      7                14,071           12,114            11,769           30,490     11,960           11,615            30,490

      8                14,775           12,446            12,216           30,490     12,188           11,958            30,490

      9                15,513           12,787            12,672           30,490     12,386           12,271            30,490

     10                16,289           13,140            13,140           30,490     12,543           12,543            30,490



     15                20,789           15,684            15,684           30,490     12,860           12,860            30,490

     20                26,533           18,752            18,752           30,490      9,240            9,240            30,490

     25                33,864           22,452            22,452           30,490          0                0                 0
                                                                           303020

     30                43,219           26,915            26,915           30,490          0                0                 0

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.


THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                 Cova Financial Services Life Insurance Company
                 Modified Single Premium Variable Life Insurance
                            Hypothetical Illustration

                                Joint Life Option
          Male, Issue Age 65, Female, Issue Age 65, Standard Rate Class
                  $10,000 Single Premium Face Amount of $28,020

           Assuming Hypothetical Gross Annual Investment Return of 12%


                                                       CURRENT CHARGES*                                  GUARANTEED CHARGES**
                                                       ----------------                                  --------------------

                      Premiums
   End of          Accumulated                               Cash              Net                          Cash               Net
   Policy       at 5% Interest          Account         Surrender            Death      Account        Surrender             Death
    Year              Per Year            Value             Value          Benefit        Value            Value           Benefit
    ----              --------            -----             -----          -------        -----            -----           -------

      1                 10,500           10,880             9,980           30,490       10,880            9,980            30,490

      2                 11,025           11,829            10,954           30,490       11,829           10,954            30,490

      3                 11,576           12,854            12,004           30,490       12,854           12,004            30,490

      4                 12,155           13,960            13,270           30,490       13,960           13,270            30,490

      5                 12,763           15,161            14,586           30,490       15,154           14,579            30,490

      6                 13,401           16,467            16,007           30,490       16,445           15,985            30,490
                                                                                                                            08,020

      7                 14,071           17,889            17,544           30,490       17,841           17,496            30,490

      8                 14,775           19,437            19,207           30,490       19,352           19,122            30,490

      9                 15,513           21,121            21,006           30,490       20,989           20,874            30,490

     10                 16,289           22,953            22,953           30,490       22,768           22,768            30,490



     15                 20,789           36,433            36,433           38,255       36,063           36,063            37,866

     20                 26,533           57,827            57,827           60,719       57,143           57,143            60,001

     25                 33,864           91,839            91,839           96,431       89,183           89,183            93,642

     30                 43,219          145,871           145,871          147,329      139,206          139,206           140,598

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.


THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                                     PART II

                           UNDERTAKING TO FILE REPORTS

     a. Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority confined in that section.

     b. Pursuant to Investment Company Act Section 26(e), Cova Financial Services Life Insurance Company ("Company") hereby represents that the fees and charges deducted under the Policy described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                 INDEMNIFICATION

The Bylaws of the Company (Article IV, Section 1) provide that:

Each person who is or was a director, officer or employee of the corporation or is or was serving at the request of the corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the corporation as of right to the full extent permitted or authorized by the laws of the State of Missouri, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expenses (including attorney's fees) asseted or out of his status as a director, officer or employee of the corporation or if serving at the request of the corporation, as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under any other bylaw or under any agreement, vote of shareholders or disinterested directors or otherwise, and shall not limit in any way any right which the corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling person of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



                       CONTENTS OF REGISTRATION STATEMENT

The Registration Statement comprises the papers and documents:

     The  facing  sheet

     The  Prospectus  consisting  of __  pages.

     Undertakings  to  file  reports.

     The  signatures.

     The  following  exhibits.

A. Copies of all exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2.

     1.   Resolution of the Board of Directors of the Company*
     2.   Not Applicable
     3.a. Principal Underwriter's Agreement*
     3.b. Selling Agreement**
     3.c. Schedules of Commissions**
     4.   Not Applicable
     5.   Modified Single Premium Variable Life Insurance Policy*
     6.a. Articles of Incorporation of the Company*
     6.b. Bylaws of the Company*
     7.   Not Applicable
     8.   Not Applicable
     9.a. Form of Fund Participation Agreement by and among AIM Variable
          Insurance Funds, Inc., A I M Distributors, Inc., Cova Financial Services life Insurance Company, on behalf of itself and its Separate Accounts, and Cova Life Sales Company***
     9.b. Form of Participation Agreement among Templeton Variable Products
          Series Fund, Franklin Templeton Distributors, Inc. and Cova Financial Services Life Insurance Company
     10.  Application Form*
     11.  Powers of Attorney*

B.   Opinion and Consent of Counsel

C.   Consent of Actuary

D.   Consent of Independent Auditors

   * incorporated by reference to Registrant's Form S-6 (File No. 333-17963) electronically filed on December 16, 1996.

 ** incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to
    Form S-6 (File No. 333-17963) electronically filed on March 24, 1997.

*** incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 (File Nos. 333-34741 and 811-5200) as electronically filed on January 26, 1998.


                                   SIGNATURES

As required by the Securities Act of 1933, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Oakbrook Terrace and State of Illinois on this 23rd day of March, 1999.

                                      COVA  VARIABLE  LIFE  ACCOUNT  ONE

                                      Registrant

                                 By:  COVA  FINANCIAL  SERVICES  LIFE
                                      INSURANCE  COMPANY

                                 By: /s/LORRY J. STENSRUD
                                    ______________________________



                                      COVA  FINANCIAL  SERVICES  LIFE
                                      INSURANCE  COMPANY

Attest:

/s/FRANCES S. COOK                     /s/LORRY J. STENSRUD
________________________               ______________________________
(Name)


Secretary
________________________________
Title


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                                         Chairman of the Board and
----------------------                   Director                                      -------
Richard A. Liddy                                                                         Date


/s/LORRY J. STENSRUD                     President and Director                       3/23/99
------------------                                                                     -------
Lorry J. Stensrud                                                                        Date

Leonard M. Rubenstein*                   Director                                     3/23/99
----------------------                                                                 -------
Leonard M. Rubenstein                                                                    Date

J. Robert Hopson*                        Director                                     3/23/99
-----------------                                                                      -------
J. Robert Hopson                                                                         Date

William C. Mair*                         Controller and Director                      3/23/99
-----------------------                                                                -------
William C. Mair                                                                          Date

E. Thomas Hughes, Jr.*                                                                3/23/99
----------------------                   Treasurer and Director                        -------
E. Thomas Hughes, Jr.                                                                    Date

Matthew P. McCauley*                     Director                                     3/23/99
----------------------                                                                 -------
Matthew P. McCauley                                                                      Date

John W. Barber*                          Director                                     3/23/99
----------------------                                                                 -------
John W. Barber                                                                           Date

/s/MARK E. REYNOLDS                      Director                                      3/23/99
---------------------                                                                  -------
Mark E. Reynolds                                                                         Date

                                  *By: /s/LORRY J. STENSRUD
                                       ______________________________________
                                       Lorry J. Stensrud, Attorney-in-Fact



                               INDEX TO EXHIBITS

INDEX NO.                                                                 PAGE

EX-99.A9.b.   Form of Participation Agreement - Templeton
EX-99.B2      Opinion and Consent of Counsel

EX-99.C1.     Consent of Independent Auditors

EX-99.C2.     Consent of Actuary